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                                 PANORAMA TRUST
                      PICTET GLOBAL EMERGING MARKETS FUND
                   PICTET INTERNATIONAL SMALL COMPANIES FUND

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                                     [Logo]
                              PICTET INTERNATIONAL
                               MANAGEMENT LIMITED









                                 ANNUAL REPORT
                               DECEMBER 31, 1996

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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
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Dear Shareholders,

    It is with pleasure that I present a combined 1996 Annual Report for both Funds summarising the environment in 1996 and our outlook and strategy for 1997.

    In emerging markets, 1996 may have marked an important turning point for this asset class which after two years of negative returns resumed an upward trend. The year also witnessed the decoupling of these markets from each other as well as from the developed world. This process was evident across all regions and large disparities of returns between neighbouring countries were seen throughout the emerging universe.

    We continue to believe emerging markets offer the prospect of superior growth rates in excess of the developed world and a continued flow of portfolio investment seeking higher returns.

    Within international small companies, investors seeking to gain exposure to the nascent recovery in certain European countries were richly rewarded for investing in this asset class in 1996. Indeed, the Fund had an outstanding year in Europe both from an asset allocation and stock selection perspective.

    Our analysis of international small companies reveals that they are significantly cheaper than large companies in most major countries. It is likely that investors will eventually turn to these under valued sectors of the market, making this potentially an opportune time to be exposed to smaller companies.

    Within Panorama Trust we have provided carefully structured investment vehicles to meet the needs of North American investors wishing to access the benefits of these two attractive and complementary asset classes. We look forward to helping you the shareholders achieve your investment objectives in 1997 and beyond.

Yours sincerely,

/s/ Jean G. Pilloud
    Jean G. Pilloud
    President and Chairman


February 24, 1997

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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
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                          PORTFOLIO MANAGER'S REPORT

    Most emerging markets enjoyed a better year in 1996 and for the first time since 1993 the asset class generated positive returns (+7.9%). These returns would have been considerably higher were it not for the weakness in three major index markets: South Korea (-32.3%), Thailand (-36.3%), and South Africa (-16.7%). Pictet Global Emerging Markets Fund (the "Fund") successfully underweighted these countries and focused its attentions instead on stronger markets in emerging Europe.

    The benefits of this strategy paid off particularly in the fourth quarter, when the Fund outperformed the IFC Global Composite Index (the "Index") by more than 400 basis points (bp). Eastern Europe was the primary contributor to this performance, and our large exposure to Russia, which rose by nearly 20%, enhanced returns. Holdings such as Yuganskneftegaz, which rose 22% in the quarter, contributed 122 bp of the portfolio's outperformance. In Hungary, our overweighted position contributed a further 30 bp as the country was one of the top performers. Overall Europe, the Middle East and Africa represent only 15% of the Index but 42.1% of the Fund and generated a total contribution to 1996 performance of 694 bp.

    A very different picture emerged in Asia where markets, in the absence of visible foreign portfolio flows, were dominated by domestic considerations: in South Korea, the weaker yen and the collapse in global semiconductor demand, combined with continued deterioration of corporate balance sheets deterred equity investors; real interest rates in excess of 8% were clearly more attractive in such a climate. Thailand's worsening trade picture highlighted many of the country's structural weaknesses; unlike the region's tiger economies, the Thais have failed to invest adequately in infrastructure and education, remaining highly dependent on low value-added exports at a time when global demand has been waning and competition intensifying. Our methodology had already alerted us to the risks in these two markets: first, valuations in Thailand were overstretched and South Korean balance sheets were overburdened; secondly, our risk control analysis underlined the inherent macroeconomic dangers.

    Elsewhere in Asia the global slowdown had a lesser effect; Malaysia surprised on the upside (+25%) partly as a result of its new-found reputation as a "safe haven", but also due to rampant domestic speculation in smaller companies (the Kuala Lumpur Second Board Index rose by 93% over the year). We do not subscribe to the "safe haven" argument and find Malaysian shares more expensive on almost every measure than any other emerging market.

    China posed problems of its own as the "B" share market (reserved for foreigners) languished for the first nine months (+3%) while the "A" shares (for locals only) soared (+60%). It was only the final quarter that our patience was partially vindicated, as "B" shares outperformed by over 30%. We continue to find deeply discounted "B" shares attractive, and believe that in the medium term these pricing anomalies will be corrected.

    Further problems were encountered in Taiwan (12% of the Index) where foreigners cannot invest freely. This inability and the consequent underweighting contributed a negative 336 bp to overall performance. We hope to obtain permission for direct investment in the first half of 1997, although our current weighting of 3% is unlikely to change much, valuations for the most part being too rich.

    The major disappointment for us in 1996 was our premature enthusiasm for India which has consistently ranked high in our database appraisal; with hindsight it is now clear that we underestimated local reaction to a tight budget in July in which the introduction of a minimum rate of corporate tax had profound implications for profitability (although the entire budget is now under review, as the Indian government itself failed to recognize its ramifications). India has become the largest single country weighing as stock prices have probably over-compensated for these events and now offer outstanding value.

    As previously mentioned, emerging Europe (and Middle East/Africa) was the largest contributor to our performance; Eastern Europe in particular dominated performance tables (Hungary +129%, Russia +122%, Poland +62%, and the Czech Republic +23%). The continuing stability and economic improvement have encouraged a re-rating of equity risk; together with low valuations this formed an explosive cocktail. For foreign investment managers this was an ideal scenario in the emerging world -- undiscovered markets, low valuations, and an improving macro picture. This process is not yet complete as funds continue to target the region; our valuation methodology, however, is causing us to take profits in the more mature markets of Hungary and Poland and re-invest in the lesser-known markets.

    Turkey had a good year (+38%) although most of the gains were confined to the first quarter. It remains one of our favoured markets: shares are cheap, skilled labour is abundant, and there is a renewed commitment to privatisation which should help address some of the fiscal problems that have drained the country's financial resources for almost ten years. These ingredients remind us of Brazil in the early 1990s and its subsequent re-rating; if Turkey can endure the same austerity the stock market could astonish on the upside.

    Latin America, with the exception of Chile (-18%), enjoyed a dramatic rebound (Brazil +51%, Mexico +18%, Argentina +25%, and Venezuela +98%). Lower interest rates and inflation, the refinancing of the debt incurred at the time of the 1994 devaluation, and an improvement in the fortunes of the export sector reduced the perceived risk of Mexican financial assets. Brazil, which suffered in the wake of the Mexican crisis, recovered strongly as it became clear that fiscal reforms and privatization remained at the top of the agenda, and the local economy was largely unaffected by events in Mexico.

    Whilst the Brazilian index rose by more than 50%, only a handful of shares outperformed -- notably Telebras and the electricity sector; investors shunned second-tier companies (the blue chips of the early 1990s) among which we find the best values. We believe that 1997 may see a reversal of this trend. Argentina also surprised investors, overcoming the resignation of finance minister Cavallo, the architect of the 1991 convertibility plan which transformed the country. The market seems to have overlooked some of the unpalatable consequences of this plan, such as the highest unemployment rate in the region, and has instead focused on improving domestic liquidity as measured by foreign exchange reserves and deposits in the banking system.

    Conversely Chile, the region's best performing economy in terms of Gross Domestic Product ("GDP") growth (+6% in 1996), was the worst performer, having outperformed during the crisis of 1994/1995. Here real interest rates above 7% together with expensive valuations have deterred local investors from the equity market; foreigners who also have to contend with punitive capital restrictions find even fewer attractions and have sought and found better returns elsewhere.

    In summary, 1996 may have marked a turning point for emerging markets, and the outlook for 1997 is better still; low real interest rates in the developed world combined with unprecedented valuation levels (particularly in the United States) should encourage the resumption of portfolios flows into this asset class. Investors recognize that within the emerging universe they can buy superior growth at a discount, and that the inherent risk premium is gradually eroding as stability (both political and economic) settles across these formerly volatile and tempermental countries.

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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
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 FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                AS OF  DECEMBER 31, 1996

India ......................................    10.0%
Brazil .....................................     8.1
Turkey .....................................     7.8
Other* .....................................     6.9
China ......................................     6.9
Russia .....................................     6.7
Indonesia ..................................     5.8
South Africa ...............................     5.3
Czech Republic .............................     4.2
Greece .....................................     4.0
South Korea ................................     3.6
Malaysia ...................................     3.0
Israel .....................................     3.0
Argentina ..................................     3.0
Mexico .....................................     2.7
Hungary ....................................     2.5
Taiwan .....................................     2.4
Egypt ......................................     2.2
Phillipines ................................     2.0
Pakistan ...................................     2.0
Venezuela ..................................     1.5
Portugal ...................................     1.3

*Other is the following countries: Bangladesh, Croatia, Jordan, Kenya, Lebanon,
 Peru, Poland Slovakia, Sri Lanka, Thailand and Zimbabwe.

FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                 AS OF DECEMBER 31, 1996

Other*......................................    15.3%
Turkey .....................................     6.6
India ......................................     6.0
Czech Republic .............................     3.6
Greece .....................................     3.2
China ......................................     3.1
Hungary ....................................     2.3
Pakistan ...................................     1.6
Indonesia ..................................     1.5
Venezuela ..................................     1.1
Argentina ..................................     0.8
Zimbabwe ...................................     0.6
Sri Lanka ..................................     0.4
Poland .....................................     0.3
Peru .......................................     0.2
Brazil .....................................     0.1
Jordan .....................................     0.1
Portugal ...................................    -0.1
Nigeria ....................................    -0.2
Columbia ...................................    -0.9
Phillipines ................................    -2.4
South Africa ...............................    -2.7
Chile ......................................    -3.5
Mexico .....................................    -3.8
South Korea ................................    -4.1
Thailand ...................................    -5.2
Taiwan .....................................   -11.5
Malaysia ...................................   -12.7

*Other is the following countries: Bangladesh, Croatia, Egypt, Israel, Kenya,
 Lebanon, Russia and Slovakia.

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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
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                EMERGING MARKETS REVIEWS & INVESTMENT OUTLOOK

ASIA

    In Malaysia, economic growth has continued to ease, although third quarter real GDP still rose by 8.0% year-on-year. While industrial production during the period recorded its weakest growth since 1992, domestic consumption fuelled by strong lending growth was undiminished. October passenger car unit sales were the highest ever, and activity in the property market remained strong. Yet inflation dropped to only 3.3% in November, reflecting the authorities' tight control on prices.

    The year ahead is likely to prove more troublesome for corporate earnings: interest rates are relatively high and wages are growing strongly but external demand and product prices are weak. The government's new policy is to encourage foreign investment in the high-technology and financial sectors and there is a risk that a drop in foreign direct investment and strong domestic demand may create imbalances in the economy. Nevertheless, current domestic liquidity conditions are buoyant, and despite relatively unattractive market valuations, share prices are likely to be well supported in the early months of 1997.

    For the second consecutive quarter Thailand was the worst performing market in the region, dropping by some 24% over the period. Decisive policy moves to arrest the credit crunch in the property and financial sectors were not forthcoming, mainly because of the collapse of the Banharn government and general elections in November. When action was taken it was poorly timed: tight restrictions on foreign currency borrowing were announced in early October, but just two weeks later this was delayed indefinitely as the Bank of Thailand realised that forcing companies to borrow at higher local interest rates would only exacerbate serious cashflow problems in the property sector.

    When the newly elected Chavalit coalition formed its task force to deal with the economic problems, the emergency measures that were announced were disappointing in their bias toward longer term structural solutions. A necessary sharp cut in interest rates was not considered, and this points at the crux of all the troubles: interest rates have to remain high to support the fixed exchange rate mechanism, and this is why so much borrowing at cheaper, foreign interest rates occurred in the first place. Until the currency is allowed to float, Thai monetary policy will remain inflexible.

    In the meantime banks and finance companies are being asked directly, or jointly with the government through new rescue funds, to shoulder the burden of bad debts which ultimately casts a further shadow on credit ratings. The best case scenario is that U.S. interest rates remain unchanged, investors return to equities believing the worst of the troubles over, and the short-term capital inflow this creates serves to ease liquidity conditions in the economy. However, at this point it is still easier to see bad debts rising at the banks than a full recovery in the equity market.

    In Taiwan the economy expanded further in the third quarter, with real GDP growing by 5.6% year-on-year. There were early signs in the fourth quarter that the economy could be much stronger in 1997, chiefly as a result of an acceleration in public works spending, a recovering economy in mainland China and evidence of more robust demand for electronics in the U.S.

    The stock market rose by more than 6% in the fourth quarter but proved unable to break above the 7,000 level as investors remained cautious towards the economy and corporate earnings. However, liquidity conditions and valuation measures have remained broadly positive for equities, such that with the outlook for growth in 1997 turning more optimistic the conditions appear set for a strong move in share prices over the next three months.

    South Korea dropped a further 17.5% over the quarter (plus 2% lost on the currency for U.S. dollar-based investors) as external and domestic shocks to the economy continued. The collapse in prices of Korea's major exports, notably electronics and petrochemicals, was not reversed over the period and this led to a trade deficit approaching U$14.5 billion for the year as a whole -- some three times larger than in the previous year.

    While it will take many months for the tangle of problems in the Korean economy to be unravelled, there are some rays of hope: demand for electronics products has picked-up in the United States, and while prices have not responded due to global overcapacity, Korean companies remain ahead of much of the competition in terms of production efficiencies and technological innovation; inventories have begun to unwind, and domestic demand should drop quickly given the relatively tight monetary policy that has been in place; equity valuations are now very cheap but domestic liquidity conditions and signs of stronger external demand will be needed for any recovery in share prices to be sustained.

    The Philippine economy expanded by 5.9% year-on-year in the third quarter, supported by strong foreign and domestic investment. By all accounts, growth in the fourth quarter may not disappoint either. Interest rates have continued to ease and money growth and inflation have stabilised, the latter rising by only 4.7% year-on-year in both October and November. The Philippines' export performance has remained unique in Asia this year by being strong, particularly in the electronics sector. November exports were 29.8% higher year-on-year, with the electronics component rising 57% over the period. This has helped alleviate some of the pressures on the trade balance caused by strong capital imports.

    In spite of these benign economic conditions, the stock market's level was little changed over the quarter. Investors have several major concerns: the rise in global oil prices (as the Philippines imports 98.5% of its oil requirement), fears of oversupply in the property market (an 80%-90% increase in Metro Manila's supply of offices and condominiums is forecast for the next three years) and worries over the fate of much-needed tax reforms. However, equity valuations are still compelling and liquidity conditions should remain buoyant -- especially as bank reserve requirements are to be cut by 1% in January 1997.

    The easing of inflationary pressures has continued in Indonesia. The Consumer Price Index (CPI) rose 6.9% year-on-year in November which was little changed from the previous two months' growth rates. Money and credit growth both slowed reflecting the relatively tight monetary policy, and consumption weakened as evidenced by a contraction in unit car sales. The rise in oil prices was a major factor in the maintenance of a trade surplus, and a narrowing in the current account deficit (CAD) for the first nine months of the year. For 1996 as a whole, the size of the CAD is forecast to be equivalent to 4.0% of nominal Gross National Product, which is less than for Thailand or Malaysia.

    Improving economic numbers together with attractive equity valuations lured foreign investors back to the market: the Jakarta Stock Exchange Index rose by more than 11.0% over the quarter. In spite of this strong performance the market remains cheap, trading on a prospective price-to-earnings ratio of less than 16 times which is at the low end of the historical range. As long as the improvements in the economy continue, investors should be rewarded with easier money and further gains in equity prices.

    A late rally made China one of the top equity markets of 1996. The highly volatile B share indices of Shanghai and Shenzhen gained 40% and 145% in the year respectively, while A shares rose 60% in Shanghai and 192% in Shenzhen. Volumes on the B share markets jumped from an average of U$5 million per day in the first three quarters to over U$50 million in the final quarter. Even after the recent rally, B shares are still trading at an average discount of 50% to equivalent A shares.

    These spectacular gains stemmed largely from rising domestic liquidity on the back of declining interest rates and encouraging statements by the China Securities Regulatory Commission. After three years of monetary austerity, improving inflation allowed the government to cut rates twice during the year. Furthermore the renminbi is now officially convertible on the current account, and capital account convertibility can be expected in the next two to three years.

    1997 will prove to be a crucial year in the fortunes of the Chinese capital markets. The handover of Hong Kong in July and political jostling in Beijing should establish the direction and pace of reforms for the next few years. We believe that these events will boost foreign investors' confidence in China.

    During the fourth quarter, the Indian stock market fell by 9% in U.S. dollar terms, hitting a three-year low at the beginning of December. The market now seems to have bottomed as many companies are trading below their replacement cost value and cash rich companies have been buying back their shares. Market concerns focus on the ballooning budget deficit, sluggish tax collection and a shortfall in the public sector disinvestment program.

    On a positive note, the economic slowdown has caused an improvement in the trade deficit and provided leeway for easier money. The Central Bank has cut the prime rate by 200 basis points in the last six months to 14.5% and the cash reserve ratio will be cut by another 1% in January 1997. These positive factors should stimulate economic growth, and, hopefully lead to a rerating of the Indian stock market, which is still down 45% in U.S. dollar terms from its 1994 high.

LATIN AMERICA

    The Mexican Bolsa ended with a 1.6% rise in December and a full year 1996 gain of 17.4%. The currency remained highly volatile, falling 7% in October alone, yet still appreciated in real terms by nearly 22% after inflation for the year of just over 25%. Not surprisingly, the strength of the currency took its toll on the export sector, particularly the steel stocks, after a stellar performance in 1995. Telmex massively underperformed the market whilst food companies such as Maseca and the retail sector in general were strong outperformers. In 1997 politics should once again come to the fore in Mexico, with the mid-term Congressional elections in July likely to lead to even greater volatility in the financial markets.

    The Brazilian stock market rose 4.5% in December and 52.4% in 1996 putting it once again amongst the world's top performing markets. Despite a weak finish to the year Telebras rose over 61% and accounted for the bulk of the index's performance. But the most spectacular returns were in the state utilities sector where the pace of privatisation picked up markedly and stocks like Coelba and Eletropaulo jumped by 138% and 213%, respectively. However, the broad market, and smaller industrial stocks in particular, have been disappointing.

    After a short, sharp monetary adjustment early in the year the economy has started to pick up again as real interest rates have fallen. The fear now is that as the recovery speeds up, the government will be forced to reintroduce credit restrictions or allow real interest rates to rise again. In addition, President Cardoso is allowing the essential reforms in his legislative agenda to be diluted by the opposition as he fights to change the constitution in order to give himself the opportunity to be re-elected.

    In Argentina the stock market rose 5.3% in December and 25.2% in 1996. This year finally saw the resignation of Finance Minister Cavallo, the architect of Argentina's convertibility plan. The reaction, particularly from foreign investors, was muted, which was a good indicator of the new maturity in this market. The economy has rebounded more sharply than anyone expected in the second half of 1996 and full year growth estimates are now close to 4.5%.

    The country's spectacular export performance in 1995 and 1996 has led to a strong year for stocks in the steel and chemical sectors. High oil prices also helped the oil sector to outperfrom. If the recovery continues, retail, banking, telecom and food companies could perform well in 1997. The risk lies in the politics; President Menem's popularity ratings stand at their lowest ever level at a time when crucial reforms, particularly on labour flexibility, are in the pipeline.

    1996 was another dreadful year in Chile as the index fell 17.7% (-3.7% in December). A combination of factors, such as high real interest rates, a terrible drought which hurt profits in the hydroelectric sector (40% of the index) and the dramatic fall in copper prices (35% of exports), caused the losses. Ironically, Chile is one of the best performing economies with growth once again exceeding 6% this year and inflation falling to a mere 6.5% with a budget surplus and a tiny current account deficit. Valuations are consequently beginning to look attractive again.

    Venezuela rose by 98.6% in 1996 and 7% in December. After agreeing to terms with the International Monetary Fund (IMF) in April, the government set about reforming the economy with extraordinary zeal. Cushioned by huge windfall oil revenues the deficit has been cut dramatically, foreign debt rescheduled and privatisation restarted (most notably U$ 1 billion of CANTV stock in November). Of course there is a huge task ahead, but valuations are still cheap enough in many sectors to compensate for the high risk.

    The Colombian stock market had a reasonable year rising by 9.7%. However, all the increase came in the first quarter after which the index traded sideways for the remainder of the year. The failure of Congress to impeach President Samper left the country in a state of uncertainty during which government spending rose sharply in an attempt to increase support for the administration, and the independent Central Bank raised rates to counteract the extra liquidity. This has held the financial markets in check in 1996, but the outlook for 1997 looks better as the uncertainty recedes. Valuations are compelling and the financial risk in Colombia remains low by regional standards with steady, if somewhat high inflation, and strong foreign currency earnings from the growing oil sector as huge new oil fields come on stream.

    Peru rose a mere 1.7% in 1996 and fell 2% in December. The fall began after the release of disappointing August GDP data and continued for the remainder of the fourth quarter as each successive month confirmed the extent of the slowdown. The hostage crisis in December merely added fuel to the fire. Peruvian shares were stellar performers between 1993 and 1995 and it is only the recent falls which have brought valuations back to attractive levels. With real interest rates at historically low levels it should not take much to send prices higher once negative prevailing sentiment begins to turn.

SOUTHERN EUROPE

    In Turkey the market shrugged off the worsening current account and budget deficits to finish the year at an all-time high. The Central Bank expects a current account deficit of more than U$7 billion and the IMF anticipates a budget deficit of U$20 billion in 1997. The market was buoyed by an extension of the maturity of treasury bills to 12 months and a decline in yields to less than 100%.

    The market's hopes for 1997 are pinned on acceleration of the privatization program; the stated aim is to raise some U$15 billion through the sale of assets such as power plants and part of the telecommunications company Turk Telecom. Also on the block are refining company Tupras, petroleum distributor Petrol Ofisi, iron and steel maker Eregli, and tire maker Petlas.

    Greece suffered a period of instability this year following the death of prime minister Papandreou. The transition to the government of Costas Simitis has been relatively smooth; inflation is at a 25-year low, 12-month T-bill rates have fallen to 11.5% from 14.2% in December of 1995, the drachma has been firm, and a tough budget has been introduced for 1997.

    Unfortunately, these positive features were forgotten in the wake of a U$10.6 million default by the Delta Securities brokerage. The scandal kept the market closed for three days and caused a crisis in confidence; fortunately, the immediate losses were modest as the Athens composite index fell only 2.1%. New regulatory measures and the introduction of electronic trading in 1997 should boost transparency and make the market more attractive to international investors.

EASTERN EUROPE

    The Russian stock market was one of the world's top performing markets in 1996, closing the year with an astonishing 127% gain of which 10% came in the last three months. The fourth quarter started with erratic drifts downward in thin volumes and ended with a rally following President Yeltsin's initially vigorous return to the Kremlin.

    Investor interest focused on leading utility stocks, such as LUK-Oil (+26.8% in the fourth quarter), which had suffered the biggest falls before the resurgence of positive sentiment in November. Another important event was the placing of Gazprom ADRs (American Depositary Receipts) which was five times oversubscribed. Finally, the fall in GKO yields, i.e. government yields, throughout the year has encouraged a shift from fixed income to equity.

    Inside the Kremlin, political infighting has eased since Yeltsin sacked the popular but turbulent security supremo, Alexander Lebed. Although economic and political uncertainties remain, we expect the market to remain strong as it is supported by important flows of fresh money. On January 1, 1997, Russia became part of the IFC "Global" Composite Index with a weighting of approximately 1.7%.

    The Czech Republic (-5.6%) relinquished nearly all its summer gains on the news that Agrobanka, the country's fourth largest bank, was placed under forced administration. Despite the positive outcome of the senate elections in November -- won by the right wing coalition -- the market was characterised by a great deal of uncertainty: two forthcoming ADR issues, Chemapol and IPB, one of the biggest Czech banks, were pulled.

    Slower export growth has dampened GDP growth, which is forecast to rise by 4.5% this year. In the corporate sector, rising wages have eroded earnings growth. Furthermore, as the state budget has slipped into deficit, necessary investment projects will probably be delayed; this should have a negative impact on the earnings of construction-related companies.

    On a positive note the prime minister, Vaclav Klaus, won his first significant victory in parliament when the balanced budget was approved with the support of the opposition on December 13. Another positive step was the reduction of corporate taxes and levies on investment funds.

    The Hungarian market (+11.1%) set several successive all-time highs. Although the valuation of companies became more demanding during the quarter, the steady diet of strong corporate earnings continued to drive the market forward. This is particularly true of the energy sector; the Hungarian government agreed to increase electricity and gas prices in January 1997, by 24.9% and 18.8% respectively, to the evident benefit of integrated oil producer MOL (+36%).

    In Poland (-4.90%) it became clear during the fourth quarter, that the general trend of decreasing margins and decline in profits among industrial companies is persisting. Growth of the financials slowed down; net interest margins for most of the financials decreased due to falling inflation and rising real interest rates. On a positive note, the sale of Mass Privatisation Programme (MPP) certificates ended on November 22, 1996 with a 95% participation rate. The value of the certificates rose by more than 30% during the quarter. The first merger of two Warsaw-listed companies, Polifarb Cieszyn and Polifarb Wroclaw, caused a sharp run-up in those shares. Smaller companies active in the consumer sector, such as Farm Food and Sokolov, strengthened over the quarter.

AFRICA AND THE MIDDLE EAST

    Sentiment in South Africa has been negative since Reserve Bank Governor Stals increased base rates from 16% to 17% in November. GDP forecasts for 1996 and 1997 have been revised downward to 3% and 2%, respectively, and estimates of earnings growth for 1997 have been trimmed to a range of 10%-15%. The rand remains under pressure and unstable having depreciated by 3% over the quarter and by more than 20% in 1996. These factors, and the lack of enthusiasm for gold stocks, pushed share prices to a two and a half-year low in U.S. dollar terms.

    Egypt has been one of the driving forces in the Middle East region, with economic growth expected to reach 6.2% growth in 1997/98, up from 5.7% in 1996/97. The economy is enjoying a boom in tourism and agricultural production, and increased capital inflows. Privatisation has been a major factor in Egypt's economic progress; the current aim is to privatise one third of the 290 remaining state-owned companies. Egypt will be included in the Index as of January 1997.

    Israel, on the other hand, has seen a slowdown in GDP growth from 7.1% in 1995 to 3.8% for 1996 due to a decline in tourism brought about by the interruption of the peace process. Inflation has come down to 6% and interest rates decreased from a 17% high to 15.2%. Barring a resumption of violence, conditions are favorable for the equity market and we note that the Israeli domestic funds, i.e. Provident and Mutual Funds, moved back into the equity market in the fourth quarter.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                          PORTFOLIO MANAGER'S REPORT

    Most of the world's major equity markets, Japan excepted, enjoyed an excellent year in 1996, led by a strong run in the U.S. and buoyed by favourable conditions in the bond markets. However, small cap stocks failed to keep pace in several markets, continuing a trend which has prevailed for several years, especially in Europe. The relative underperformance of small cap stocks indicates that investors do not perceive that the risk-adjusted returns available from investing in the small cap segment of the equity market are sufficiently attractive.

    We perceive three principal reasons for this trend: first, a large number of world-leading companies have initiated ambitious restructuring and value-creating plans over the past few years; the resultant increase in earnings has been recognised, and rewarded, by the market. Second, small cap stocks are more closely linked to the fortunes of their respective domestic economies. As the macro outlook in many regions was uncertain for much of 1996, investors shied away from the asset class. Finally, the superior liquidity of blue chip stocks has been an important consideration.

    Nevertheless, the final quarter of 1996 provided some evidence that the tide may be turning in favour of smaller companies, at least in parts of Europe. Relatively low bond yields have increased the attractiveness of equity markets and the resulting inflow of cash, together with tentative signs of economic recovery, provided some much needed impetus to peripheral European markets over the course of the fourth quarter. After an excellent final quarter, the total return since inception of Pictet International Small Companies Fund (the "Fund") was 2.8% compared to 3.0% for the FT/S&P World ex US Medium-Small Cap Index (the "Index").

    Our decision to increase exposure to Europe, and to Sweden and Spain in particular, paid off handsomely in 1996. To the end of the year, the return from Europe since inception of the Fund was 19.5% compared to 15.8% for the Index. Our cautious stance on Japan, reflected in our underweight position, also paid dividends as the market collapsed late in the year: the Nikkei 225 and Jasdaq indices fell 10% and 15%, respectively in the fourth quarter alone.

    Problems in Japan are linked chiefly to the lack of confidence regarding economic growth and to concerns over the precarious state of the banking system. These concerns are keenly felt in the small cap arena and liquidity evaporated markedly in 1996. As the new government's first major policy initiatives failed to address major structural problems, and as the mood in Tokyo remains sombre, we remain cautious.

    Unfortunately, gains in Europe and the underweight stance in Japan were diluted by relatively poor performance in the UK, the Americas and the Asia Pacific Region. In the UK, our Fund return of 17% was eclipsed by the 23% gain recorded by the benchmark. Towards the end of 1996, financial and utility stocks left the general industrial and consumer-oriented sectors, to which the smaller companies group has the greatest exposure, in their wake. As the financial and utilities sectors are represented in the Index, but not in our Fund because of size limitations, relative performance suffered.

    Our approach to the UK has been predicated on expectations of a recovery in the consumer and general industrial sectors. Based on the bullish forecasts of mortgage lenders, even after the recent 25 basis point increase in base rates, it is clear that activity in the housing sector has picked up. Higher housing prices should have a knock-on effect on consumer spending, and we are positive on the building-related and retail sectors. However, we acknowledge the difficult trading conditions facing engineering and general industrial companies after the sharp rise in sterling during the final quarter of 1996.

    Elsewhere, the Americas and the Asian Pacific markets were a major drag on performance. Our decision to limit portfolio exposure to dollar block markets because of concerns over the potential for a significant correction in the U.S. proved to be costly. The impact was exacerbated by poor stock selection in markets such as Canada, Australia and Hong Kong early in the year. It should be noted that returns from these markets improved markedly in the final half of 1996.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 1996

Japan ......................................    26.2%
UK .........................................    16.6
Sweden .....................................     5.8
Spain ......................................     5.7
Germany ....................................     5.6
France .....................................     5.3
Switzerland  ...............................     4.7
Australia ..................................     4.5
Netherlands ................................     3.4
Italy ......................................     3.2
Hong Kong ..................................     2.8
Other* .....................................     2.6
Finland ....................................     2.1
Belgium ....................................     1.9
Denmark ....................................     1.8
Canada .....................................     1.8
Norway .....................................     1.5
South Africa ...............................     1.3
Singapore ..................................     1.0

*Other is the following countries: Austria, Brazil, Ireland, Mexico and New
 Zealand.

FUND COUNTRY WEIGHTS VERSUS FT/S&P WORLD EX U.S. MEDIUM -- SMALL CAP INDEX
                        AS OF DECEMBER 31, 1996

Spain ......................................     4.2%
Sweden .....................................     3.9
Finland ....................................     1.6
Australia ..................................     1.6
Denmark ....................................     1.3
Norway .....................................     1.0
Italy ......................................     1.0
Belgium ....................................     0.9
Austria ....................................     0.7
Switzerland  ...............................     0.6
New Zealand ................................     0.3
Germany ....................................     0.2
Ireland ....................................     0.1
South Africa ...............................    -0.1
Phillipines ................................    -0.2
Thailand ...................................    -0.2
Mexico .....................................    -0.3
France .....................................    -0.4
Indonesia ..................................    -0.4
Netherlands ................................    -0.4
Singapore ..................................    -0.7
Brazil .....................................    -0.7
Hong Kong ..................................    -1.2
UK .........................................    -1.9
Malaysia ...................................    -2.5
Canada .....................................    -2.9
Japan ......................................    -5.8

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                 SELECTED MARKET REVIEWS & INVESTMENT OUTLOOK

JAPAN

    Having witnessed a significant change in sentiment in Japan half way through the year, the equity market continued to decline in the fourth quarter to close the year more than 10% below its opening level in yen terms. The reversal was especially dramatic in small caps; the Jasdaq Over the Counter ("OTC") market closed the year 13% lower despite having risen by 16% in the first half and the Tokyo Stock Exchange ("TSE") Second Section fell 13.5% in the final quarter alone.

    The sharp decline in small caps in the fourth quarter resulted from the same factors that had precipitated weakness last summer, notably:
deteriorating expectations for the economy, concern about the stability of the banking system and the dwindling of investor activity.

    An annualised quarterly growth rate of GDP of over 12% in the first quarter had led to forecasts of 3.5% growth for the year as a whole, but these projections were trimmed aggressively as statistical anomalies became apparent and as public spending fell sharply in the second half. Consequently, growth for the 1996 fiscal year ("FY") is likely to come in below 2.5% while the Economic Planning Agency's forecast for FY 1997 is 1.9%, the lowest on record.

    Even these modest forecasts may prove to be too optimistic given the unexpectedly tight fiscal stance signalled by the re-elected Hashimoto government. Since the October lower-house elections, a flurry of policy initiatives have been announced, especially in the area of deregulation and taxation. To the chagrin of investors, however, it has become clear that the government's emphasis was primarily on the latter, the consumption tax will increase and there are no signs of respite from other income taxes. In aggregate, these tax measures alone are likely to take nearly 0.7% off GDP growth in 1997.

    The decline in the equity market as investors weighed the implications of these fiscal measures focused attention on the banking system and the real estate market. The bankruptcy of Nichiei Finance and huge losses declared at Biwako Bank in October emphasised the sensitivity of Japanese banks to unrealised securities gains, assets that were being eroded daily as the market declined. Further, expectations of aggressive reform of the banking sector and reflation of the real estate market were dashed when the government announced preliminary deregulation measures.

    This bad news led investors to shun the shares of companies linked to the domestic economy to the benefit of safe haven, so-called "internationally competitive" blue chips. Conversely, small cap stocks suffered collectively due to the continued issuance of equity in the OTC market and to the flow of disappointing earnings announcements.

    Japan is starting 1997 with a deep sense of self-doubt and pessimism -- indeed in its New Year's Day leading article the Nihon Keizai Shinbun described Japan as "quietly moving towards ruin". Outsiders remain frustrated at the apparent inability of the government to offer an effective response to the crisis. A bail-out of the banks would alienate the electorate and moves to lift the shackles of bureaucracy and corruption would leave the new government vulnerable to the withdrawal of coalition partners.

    Profit downgrades in November 1996 notwithstanding, valuations of OTC companies relative to larger companies remain relatively attractive. However, given the current economic environment, small caps are unlikely to rebound until sufficient confidence has returned to allow a resumption in credit growth. The new fiscal year, which begins in April 1997, should see more Japanese institutional funds allocated to equities, but in the meantime investors will be watching the Hashimoto government closely.

TARGET WEIGHTING: UNDERWEIGHT

UNITED KINGDOM

    The FT-SE All Share Index appreciated 16.7% in 1996, led by service companies (+51.8%), oil exploration and production companies (+47.8%) and engineers (+25.8%). Excellent returns from these sectors mask investor uncertainty towards other industries, such as housing and retail, even with evidence of a strong recovery in real estate prices over the course of 1996.

    The absence of pre-election handouts in the government's final budget before general elections in 1997 resulted in a lukewarm response from the market. A 25 basis point increase in base rates (now at 6.0%) caused concern, especially as the Bank of England is expected to seek higher rates again in the near term. Concerns over the impact on exporters of the strong rally in sterling have had a major impact; the currency raced to a four-year high against the dollar and deutschemark before slipping early in 1997.

    Poor sentiment in the industrial and retail sectors had a particularly damaging effect on the small cap market; the FT-SE Small Cap Index, which is relatively under-exposed to financials, oil stocks, and utilities, eked out a gain of only 0.7% in the fourth quarter. Indeed, small companies have lagged the broad market by a wide margin in the second half of 1996. Nevertheless, we see reasons to be optimistic about segments of the small cap sector.

    Foremost among the promising sectors are the housing and building-related groups. While the financial markets have already accounted for a possible further increase in base rates, activity in the residential housing market has picked up and prices are rising. Builders report strong take-up of new projects and we expect companies in these and related industries to report strong growth in earnings; we have maintained significant exposure to these sectors.

    Based on expectations of a period of renewed growth in global industrial production in 1997, prospects for industrial and engineering companies are good. However, the appreciation of sterling clouds the outlook for exporters; a selective approach is appropriate. However, given the spate of bids announced recently, UK corporate managers appear to believe that current valuations are attractive.

TARGET WEIGHTING: NEUTRAL

CONTINENTAL EUROPE

    Continental European equities performed well in the latter part of 1996, consistent with our view of benign liquidity conditions and attractive valuations relative to prevailing bond yields. The pessimists who fretted over tremors in the U.S. were confounded, as the weight of money in Europe had its predictable effect on security prices.

    The FT/S&P Medium-Small Cap Europe ex-UK Index rose by 16.1% in dollar terms and the James Capel Europe ex-UK Index, which is more reflective of smaller company behaviour, by 15.8%. Following the weakness of 1994 and 1995, this improvement in the fortunes of smaller companies is clearly welcome.

    However, the broad picture of gains requires some qualifications. Firstly, smaller companies again underperformed their main index counterparts, continuing a trend of some five years. Secondly, major discrepancies occurred in performance among the European markets, with "core" Europe (especially Austria, Switzerland and Italy) achieving only mediocre rises, while "peripheral" Europe (Scandinavia, Spain and Ireland) soared.

                      RETURNS ON FT/S&P MEDIUM-SMALL CAP
                       COUNTRY INDICES IN U.S. DOLLARS
                   FROM MARCH 1, 1996 TO DECEMBER 31, 1996

                                                          %
                  Austria                               -9.4
                  Switzerland                           -0.4
                  Italy                                 -2.8

                  Ireland                               31.7
                  Norway                                25.0
                  Spain                                 27.9
                  Sweden                                34.6

    The first observation is perplexing to those directly concerned with small caps. Relative underperformance has been a European phenomenon, rather than a global one. Of the possible explanatory factors, there are two we favour: that larger European companies have achieved considerable efficiency gains through restructuring during the recession period, with this increase in efficiency and profitability being inexorably reflected in equity prices; and that small caps show a strong correlation with increasing economic activity, which is conspicuously lacking in parts of Europe.

    The "two-tier" view of Europe is clearly related. The burden of tight monetary policy, combined with relative currency strength imposed by the demands of the European Monetary Union ("EMU") system, has delayed the recovery in Germany. This effect was complicated by the hangover of unification; monetary stimulus applied at that time was absorbed by the demands of annexing East Germany, and was in the final count insufficient to engender growth, causing the recovery to be partially aborted. It is interesting to note that cyclical, construction-related firms are over-represented among German small caps and that few observers see growth in that sector before the end of 1997, and then only if a broad-based recovery occurs.

    Conversely, the peripheral European countries have experienced an easier resumption of growth, based on plentiful money supply, yet with their bond markets unworried by inflation. Consistent with this picture we ran overweight peripheral European positions throughout the year, in particular a bet on Sweden and Finland which proved highly successful. We focused on top-quality companies whose growth was self-financed and moderately priced. After the first quarter's spectacular gains in France, we took profits and remained underweight, based on our view that the EMU strictures are unsustainable there. In the final quarter we boosted Spain, where equities saw 20% growth. Throughout the year we analysed as many new issues as possible, and enjoyed significant gains in the process.

    This year we anticipate that Europe will remain a favoured investment arena but that returns for the major indices are not likely to be higher than those of 1996 -- developments in bond yields and the gradual dawning of inflationary pressures will see to that. We do believe, however, that the underperformance of small companies will come to an end. In the past they have usually responded to a revival in growth -- and this year should be no exception. If one thinks of smaller companies as having a cyclical character, this would be the appropriate time for a rebound to occur.

TARGET WEIGHTING: OVERWEIGHT

FAR EAST

    Hong Kong enjoyed an outstanding run as 1996 drew to a close as the market benefited from a boom in the property market, the related surge in bank lending and improving consumer sentiment. Confidence in the post-handover environment is running high; in November property transactions doubled from year ago levels with mainland buyers conspicuously active in both the luxury residential and commercial sectors. Prices regained and surpassed the highs reached at the beginning of 1994.

    Warning shots over the potential introduction of new anti-speculation measures to cool the property market have not fazed equity investors. Nevertheless, a cautious approach is warranted; the incoming administration cannot afford to let speculative excesses reduce the availability of already scarce housing. Attempts to "talk down" the market have not had much impact and there is a real risk that more concrete steps could be taken.

    Better value can be found in the industrial sector. The Chinese economy appears to be gaining momentum and recent talk of an extension to the moratorium on import duties on capital goods should boost the fortunes of Hong Kong-based equipment exporters. Industrial stocks have been overlooked in the recent rally, and barring a major correction in the U.S., investors may rotate into the industrial group in the coming months.

    Nevertheless, we have elected to remain defensive in Hong Kong. The market is tightly linked to the U.S. and we are concerned over valuations in that market. A correction in the U.S., combined with a sustained effort to curb the appreciation in property prices, could have a devastating impact on the Hong Kong market.

    Sentiment remains depressed in Singapore. Consensus economic forecasts were cut again in October; growth is expected to fall to approximately 4% in 1997 from 6.7% in 1996. While these growth rates are relatively attractive from a global perspective, weak retail spending and a subdued property market reflect consumer concerns about the slowdown.

    Singaporean equities, as measured by the Development Bank of Singapore ("DBS") 50, suffered a loss of 1% in 1996. Anti-speculation measures continued to keep a lid on the property market, but developers of luxury properties in prime locations continue to find ready buyers. Industrial stocks were volatile, falling heavily on news of weak demand in the electronics sector before recovering as U.S. book-to-bill statistics improved late in the year.

    In Malaysia, economic growth has continued to ease, although third quarter real GDP still rose by 8.0% year-on-year. While industrial production recorded its weakest growth since 1992, domestic consumption fuelled by strong lending growth was undiminished. October passenger car unit sales were the highest ever, and activity in the property market remained strong. Yet inflation dropped to only 3.3% in November, reflecting the authorities' tight control on prices.

    The year ahead is likely to prove more troublesome for corporate earnings: interest rates are relatively high and wages are growing strongly but external demand and product prices are weak. The government's new policy is to encourage foreign investment in the high-technology and financial sectors and there is a risk that a drop in foreign direct investment and strong domestic demand may create imbalances in the economy. Nevertheless, current domestic liquidity conditions are buoyant, and despite relatively unattractive market valuations, share prices are likely to be well supported in the early months of 1997.

TARGET WEIGHTING: UNDERWEIGHT

AUSTRALIA AND CANADA

    Equity markets in Australia and Canada were influenced by similar factors: a favourable interest rate environment, an uncertain outlook for consumer spending, changeable sentiment in the industrial sector, reasonably stable base metal prices, weak gold prices and a continued rally in the energy sector.

    The Reserve Bank of Australia reduced base rates by 50 basis points on three separate occasions in 1996 while the Bank of Canada cut rates independently of its U.S. counterpart on two occasions in the final quarter alone. Canadian base rates are now at their lowest level since 1963, and bank prime rates are at 40-year lows. The rally in bond markets following rate cuts pushed banks and utilities to new highs; foreign interest also helped the blue chip conglomerates.

    However, the reaction was muted in other industry sectors; investors have yet to agree that easier money warrants higher market valuations. Consumers remain concerned over job security and consensus opinion has been changeable in the industrial and base metals sectors. Nevertheless, the outlook for global industrial production remains positive, and base metals prices appear to have stabilised after a turbulent period. Crude oil prices are firm and gold appears to be the only weak link. Barring a major correction in the U.S., the outlook for these markets is positive.

TARGET  WEIGHTING: NEUTRAL

The opinions and statistics expressed by the Advisor in this report are from sources believed to be reliable, but cannot be guaranteed as to accuracy or correctness.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                       PICTET GLOBAL EMERGING MARKETS FUND

                                       VS.

            INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                  TOTAL RETURN+

                                             International Finance
                   Pictet Global               Corporation Global
               Emerging Markets Fund*     Composite Index Total Return*
               ---------------------      -----------------------------
10/95                  10.00                         10.00
12/95                   9.53                          9.70
 3/96                  10.30                         10.30
 6/96                  10.76                         11.01
 9/96                  10.05                         10.65
12/96                  10.32                         10.47

+International Finance Corporation Global Composite Index Total Return is an index composed of 1,650 stocks covering 27 markets.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*
     PICTET GLOBAL EMERGING MARKETS FUND                      ACTUAL
     -----------------------------------                      ------
     Year Ended 12/31/96 ................................     8.32%
     Inception (10/04/95) through 12/ 31/96 .............     2.58%
--------------------------------------------------------------------------------
   *Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                    PICTET INTERNATIONAL SMALL COMPANIES FUND

                                       VS.

                   FINANCIAL TIMES/S&P WORLD EX U.S. MEDIUM --
                           SMALL CAPITALIZATION INDEX+

                                              Financial Times/S&P World
               Pictet International              S&P World ex U.S.
               Small Companies Fund*           Medium-Small Cap Index
               ---------------------          -------------------------
 2/96                  10.00                         10.00
 3/96                  10.04                         10.30
 6/96                  10.76                         10.57
 9/96                  10.08                         10.40
12/96                  10.28                         10.30


+The Financial Times/S&P World Indices are capitalization weighted indices. The
 Financial Times/S&P World ex U.S. Medium -- Small Capitalization Index represents the bottom 25% of the World Index in terms of market capitalization.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*
  PICTET INTERNATIONAL SMALL COMPANIES FUND                     ACTUAL
  -----------------------------------------                     ------
  Inception (02/07/96) through 12/31/96                         2.85%
-------------------------------------------------------------------------------
        *Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1996
--------------------------------------------------------------------------------

COMMON STOCKS -- 88.3%
ARGENTINA -- 3.0%
            133,084    Bagley SA, Class B                                      $        272,873
            410,000    Ledesma SA                                                       512,595
            100,500    Massalin Particulares SA, Class B                                469,422
            142,918    Molinos Rio de La Plata, Class B                                 508,883
            196,500    Nobleza Piccardo SA                                              746,838
            155,500    Sevel Argentina SA, Series C+                                    391,933
             16,520    Siderar SA, Class A+                                              47,586
            413,000    Siderca SA                                                       753,864
                                                                               ----------------
                                                                                      3,703,994
                                                                               ----------------
BANGLADESH -- 0.6%
             31,500    Beximco Pharmaceuticals Ltd.                                     187,033
              1,750    Chittagong Cement Company, Ltd.                                  546,932
                                                                               ----------------
                                                                                        733,965
                                                                               ----------------
BRAZIL -- 1.5%
              4,000    Companhia Antarctica Paulista Industria                          384,948
          6,500,000    Companhia Petroquimica Sul Copesul                               387,836
             24,000    Makro Atacadista, GDR+                                           162,000
             82,000    Souza Cruz SA                                                    538,197
             39,000    Votorantim Celulose e Papel SA, ADR                              348,465
                                                                               ----------------
                                                                                      1,821,446
                                                                               ----------------
CHINA -- 6.9%
            360,000    China International Marine Containers Ltd., Class B              418,902
            190,000    China Resources Beijing Land+                                    120,370
             15,200    China Yuchai International Ltd., ADR                              72,200
          1,120,000    Founder Hong Kong Ltd.+                                          430,797
            500,000    Guangdong Electric Power Development Company, Ltd.,
                         Class B                                                        442,175
          2,450,000    Harbin Power Equipment, Class H                                  399,121
             24,800    Huaneng Power International, ADR+                               558,000
          1,090,000    Inner Mongolia Erdos Cashmere Products Company Ltd.,
                         Class B                                                        686,700
          1,960,000    Jilin Chemical Industrial Company Ltd., Class H                  304,092
          1,500,000    Luoyang Glass Company Ltd., Class H                              460,599
            930,000    Quingling Motor Company Ltd., Class H                            514,028
            300,000    Shanghai Dazhong Taxi Company, Class B                           247,800
            920,100    Shanghai Diesel Engine Company Ltd., Class B+                    436,127
            131,500    Shanghai Jin Jiang Tower Company, Ltd., Class B+                  39,976
            225,400    Shanghai Narcissus Electric Appliances Company, Ltd.,
                         Class B+                                                        47,334
          1,059,000    Shanghai New Asia (Group), Class B                               461,724
          1,950,000    Shanghai Petrochemical, H Shares                                 592,475
          1,000,000    Shanghai Refrigerator, Class B                                   544,000
            723,000    Shanghai Sanmao Textile Company, Ltd., Class B+                  166,290
            760,000    Shanghai Shangling Electric Appliances Company Ltd.,
                         Class B                                                        329,840
            662,500    Shanghai Yaohua Pilkington Glass Company Ltd., Class B           315,350
            150,000    Weifu Fuel Injection Company Ltd., Class B                        84,362
            548,700    Wharf Holdings Ltd., Class B                                     390,180
            300,000    Wuxi Little Swan Company Ltd., Class B+                          302,540
                                                                               ----------------
                                                                                      8,364,982
                                                                               ----------------
CROATIA -- 0.6%
             14,275    Pliva D.D. GDR                                                   762,856
                                                                               ----------------
CZECH REPUBLIC -- 4.2%
             53,300    Ceska Sporitelna AS                                              642,475
              5,200    Ceske Energeticke Zavody AS+                                     187,086
              5,400    Chemopetrol Group AS                                             234,170
                670    Cokoladovny AS                                                    85,317
              2,100    Deza Valasske Mezirici AS                                        164,614
             18,415    Fatra Napajedla AS+                                              461,542
              5,650    Galena AS+                                                       193,310
              5,200    Kaucuk Group AS                                                  228,364
              5,150    Komercni Banka AS                                                428,867
             18,000    Nova Hut AS+                                                     297,674
             23,200    Skoda Koncern Plzen AS+                                          822,756
              9,810    SPT Telekom AS+                                                1,220,707
                450    Tabak AS                                                         113,281
                                                                               ----------------
                                                                                      5,080,163
                                                                               ----------------
EGYPT -- 2.2%
             69,000    Commercial International Bank, GDR+                              978,420
              6,970    Eastern Tobacco Company+                                         107,850
              4,900    Egyptian Financial and Industrial+                               155,251
             10,329    Egyptian International Pharmaceuticals+                          517,226
             18,950    Starch & Glucose+                                                220,615
             18,078    Uni Arab Spinning & Weaving+                                     415,598
             14,395    Upper Egypt Flour Mills+                                         275,774
                                                                               ----------------
                                                                                      2,670,734
                                                                               ----------------
GREECE -- 4.0%
             10,000    Alpha Credit Bank                                                639,381
              8,000    Aluminum Company Of Greece                                       299,572
             23,000    Arcadia Metal Industries SA                                      159,703
             48,500    Athens Medical Center SA                                         341,702
             71,400    Bank Of Piraeus                                                  814,172
             20,070    Edrassi Psallidas SA                                             171,643
             94,000    Epilektos Textile Industry Association SA+                       269,884
             16,000    Fourlis SA                                                       201,996
             10,000    Hellas Can Packaging Manufacturers SA                            140,705
             38,190    Hellenic Sugar Industry SA                                       356,160
             11,150    Hellenic Technodomiki                                            135,771
             18,000    Heracles General Cement                                          224,313
             10,500    National Investment Bank for Industrial Development              305,101
              9,890    OTE                                                              169,767
             22,000    Sarantis SA                                                      237,426
             31,000    Shelman Hellenic SA                                              167,593
              5,000    Titan Cement Company SA                                          273,162
                                                                               ----------------
                                                                                      4,908,051
                                                                               ----------------
HUNGARY -- 2.5%
             23,500    BorsodChem RT, GDR                                               591,025
              4,981    Danubius Hotels and Spa RT+                                      130,917
              4,580    Egis Gyogyszergyar                                               267,521
             60,453    Fotex RT+                                                         37,386
              1,500    Gedeon Richter, GDR                                               87,750
             32,700    Mol Magyar Olay Es Gazipari, GDR                                 408,750
             41,620    Mol Magyar Olay Es Gazipari, GDS                                 519,928
             26,250    Tiszai Vegyi Kombinat, GDR+                                      296,625
             22,000    Zagrebacka Banka, GDR+                                           452,320
              5,000    Zalakeramia RT                                                   196,296
                                                                               ----------------
                                                                                      2,988,518
                                                                               ----------------
INDIA -- 10.0%
            143,900    Ashok Leyland Ltd., GDR                                        1,349,063
            418,700    Arvind Mills Ltd., GDR                                         1,896,711
            150,000    Crompton Greaves Ltd., GDR+                                      596,250
             80,400    Dr. Reddy's Labs, GDR                                            351,750
             39,105    Hindalco Industries, GDR                                         962,961
             94,000    Indian Aluminum Company, GDR                                     474,700
            375,000    Kesoram Industries Ltd., GDR+                                    465,000
             64,000    Larsen & Toubro, GDR                                             932,800
             79,134    Mahindra & Mahindra Ltd., GDR                                    929,820
            162,400    Southern Petrochemical, GDR                                      596,820
            106,000    State Bank of India, GDR+                                      1,865,600
                910    Tata Electric Companies, GDR                                     304,850
             82,700    Tata Engineering and Locomotive Company Ltd., GDR                883,898
             33,700    Tata Engineering and Locomotive Company Ltd., GDR                357,658
             40,000    Wockhardt Limited, GDR                                           265,000
                                                                               ----------------
                                                                                     12,232,881
                                                                               ----------------
INDONESIA -- 5.8%
            181,000    Bank Bali (F)                                                    452,117
          1,345,414    Bank International of Indonesia (F)+                           1,324,339
          1,150,000    Bank Negara Indonesia (F)+                                       608,594
            116,000    Bank Niaga (F)                                                   275,021
            500,000    Barito Pacific Timber (F)                                        306,943
            420,000    Dankos Laboratories (F)                                          328,958
             87,500    Fajar Surya Wisesa (F)                                            37,971
            750,000    Gadjah Tunggal (F)                                               325,466
             70,000    Hanjaya Mandala Sampoerna (F)                                    373,412
            360,000    Herosupermarket (F)                                              266,723
             10,800    Indostat, ADR                                                    295,650
            313,333    Jababeka (F)                                                     364,803
            438,000    Lippo Bank (F)                                                   352,329
            480,000    Lippo Life Insurance (F)                                         441,998
            700,000    Mayora Indah (F)                                                 325,995
             90,000    Modern Photo Film (F)                                            285,775
            343,000    Sierad Produce (F)+                                              119,803
            400,000    Sinar Mas Resource & Technology (F)                              279,424
            245,000    Roda Vivatex (F)                                                 158,182
            130,000    Tigaraksa Satira (F)                                             181,626
                                                                               ----------------
                                                                                      7,105,129
                                                                               ----------------
ISRAEL -- 3.0%
             14,000    Agan Chemical Ilsi Ltd.                                          258,230
            165,000    Bank Hapoalim Ltd.                                               261,560
            202,000    Bank Leumi Le Israel+                                            276,301
             43,500    Bio-Technology General Corporation, ADR+                         570,938
             82,000    Dead Sea Works                                                   211,201
              2,150    First International Bank of Israel                               238,515
              1,785    First International Mortgages Bank Ltd.                          247,063
             12,000    Koor Industries Ltd., ADR                                        204,000
             40,000    Lanoptics Ltd.+                                                  295,000
             39,107    Osem Investment, ORD                                             220,900
             13,000    Teva Pharmaceuticals Ltd., ADR                                   653,250
             87,300    Ytong Industries Ltd.                                            203,049
                                                                               ----------------
                                                                                      3,640,007
                                                                               ----------------
JORDAN -- 0.4%
             15,000    Jordan Petroleum Refinery+                                       201,832
             46,500    Jordan Phosphate Mines+                                          219,479
             12,000    Jordan Worsted Mills+                                            120,888
                                                                               ----------------
                                                                                        542,199
                                                                               ----------------
KENYA -- 0.2%
            177,639    Kenya Breweries Ltd.                                             163,179
             13,593    Kenya Commercial Bank Ltd.+                                       17,803
                                                                               ----------------
                                                                                        180,982
                                                                               ----------------
LEBANON -- 0.4%
             18,400    Banque Audi Sal, GDR+                                            246,008
             20,700    Solidere, GDR+                                                   238,050
                                                                               ----------------
                                                                                        484,058
                                                                               ----------------
MALAYSIA -- 3.0%
             31,000    AMMB Holdings                                                    260,277
            100,000    Commerce Asset Holding Berhad                                    752,475
             25,000    Kian Joo Can Factory Berhad                                      138,614
            215,500    NYLEX Berhad                                                     486,475
            135,000    O'Connor's Engineering and Trading                               446,436
             75,750    Perlis Plantations Berhad                                        235,500
             56,000    Perusahaan Otomobil Nasional Berhad                              354,851
             19,000    Road Builders Holdings                                           107,604
             44,000    United Engineers (Malaysia) Berhad                               397,307
            100,000    YTL Corporation Berhad                                           538,614
                                                                               ----------------
                                                                                      3,718,153
                                                                               ----------------
MEXICO -- 2.7%
            340,000    Emboteladores del Valle de Anahuac SA, Class B+                  184,319
            130,000    Fomento Economico Mexicano, Class B                              444,585
            212,500    Grupo Casa Autrey                                                411,811
             51,700    Grupo Elektra SA, Class L+                                       405,349
             84,000    Grupo Financiero Banamex, Class B+                               176,831
             93,000    Grupo Financiero Banamex, Class L+                               176,223
            898,125    Grupo Herdez SA, Class B                                         245,719
            460,000    Grupo Industrial Maseca SA, Class B                              580,317
             71,000    Industrias Penoles SA                                            250,906
            132,000    Nacionale de Drogas SA, Class L                                  392,907
                                                                               ----------------
                                                                                      3,268,967
                                                                               ----------------
PAKISTAN -- 2.0%
            890,500    DG Khan Cement+                                                  205,518
            210,000    Fauji Fertilizer Company Ltd.+                                   353,669
             11,400    Indus Motor Company Ltd.                                           4,053
            565,000    Karachi Electric Supply Company                                  264,316
            814,000    Maple Leaf Cement+                                               218,326
            396,500    Nishat Textile+                                                  158,284
            114,247    Pakistan Refinery, Ltd.                                          185,281
             69,680    Pakistan State Oil Company Ltd.                                  450,279
            820,500    Sui Northern Gas Pipelines Ltd.+                                 624,384
                                                                               ----------------
                                                                                      2,464,110
                                                                               ----------------
PERU -- 0.9%
            573,000    Cerveceria del Sur SA+                                           293,959
            480,000    Cia Nacional de Cerveza, T Shares+                               251,761
             75,000    Southern BZ                                                      259,858
             23,550    Southern Peru Copper Corporation                                 344,419
                                                                               ----------------
                                                                                      1,149,997
                                                                               ----------------
PHILIPPINES -- 2.0%
          3,300,000    Cosmos Bottling Company+                                         978,707
            986,000    Filinvest Land Inc.                                              307,422
             26,875    Metropolitan Bank & Trust Company                                664,211
          1,500,000    Republic Glass Holdings Corporation                              290,874
            787,000    William Gothong & Aboitiz Inc.+                                  155,605
                                                                               ----------------
                                                                                      2,396,819
                                                                               ----------------
POLAND -- 0.8%
              2,400    Bank Rozwoju EksPortu SA                                          71,956
              2,320    Bank Slaski                                                      236,173
              1,054    Banka Przemslowo - Handlowy                                       67,979
             37,500    Elektrim SA                                                      339,911
              3,300    Jelfa+                                                            52,346
              2,600    Krosno SA, ORD                                                    49,854
              3,220    Relpol SA                                                         67,355
              3,900    Stalexport SA, Class A+                                           38,206
                                                                               ----------------
                                                                                        923,780
                                                                               ----------------
PORTUGAL -- 1.3%
             24,900    Banco Espirito Santo                                             437,816
             13,000    Cellulosa Do Caima                                               222,881
             12,300    Lusotur+                                                         190,267
             29,800    Sonae Industria SA+                                              278,697
             21,200    Tranquilidade                                                    453,651
                                                                               ----------------
                                                                                      1,583,312
                                                                               ----------------
RUSSIA -- 6.7%
             22,000    AO Norilsk Nickel, Credit Suisse Financial Products
                         Finance Limited, Certificates++                                118,140
            720,000    AO Surgutneftegaz, Series 3, Credit Suisse Financial
                         Products Finance Limited, Certificates++                       309,600
             40,000    Gazprom, ADR                                                     706,000
              5,000    GUM, ADR (1 ADR = 2 Shares)+                                     270,000
             39,500    LUkoil Holdings, ADR (Represents 4 Shares)                     1,856,500
                 40    Moscow City Telecom, RDC (Represents 10,000 Shares)            1,500,000
             25,900    Mosenergo, Sponsored, ADR (Represents 30 Ordinary
                         Shares)                                                        799,663
          5,412,116    RAO Unified Energy Systems of Russia, Series 2, Credit
                         Suisse Financial Products Finance Limited,
                         Certificates++                                                 495,209
                 65    Rostelecom, RDC (Represents 10,000 Shares), REG+               1,592,500
            165,000    Rostelecom, Series 3, Credit Suisse Financial Products
                         Finance Limited, Certificates+ ++                              394,350
              9,000    Yuganskneftegaz, Credit Suisse Financial Products
                         Finance Limited, Certificates, Series 3+ ++                     87,750
                                                                               ----------------
                                                                                      8,129,712
                                                                               ----------------
SLOVAKIA -- 0.8%
              2,700    Chirana Prema AS+                                                 65,809
              5,326    Nafta Gbely AS                                                   265,947
             10,000    Slovnaft AS+                                                     199,423
             26,000    VSZ AS                                                           484,419
                                                                               ----------------
                                                                                      1,015,598
                                                                               ----------------
SOUTH AFRICA -- 5.3%
            229,000    Automakers Ltd.                                                  112,579
            215,159    Avgold Ltd.+                                                     574,862
             35,700    Buffelsfontein Gold Mines Ltd.+                                  120,183
            506,000    Deelkral Gold Mining Company Ltd.+                               351,502
            105,000    East Rand Gold & Uranium Company Ltd.                            181,789
            814,000    East Rand Proprietary Mines+                                     289,689
             86,953    Evander Gold Mines Ltd.                                          743,427
             76,700    Free State Consolidated Gold Mines                               561,499
             97,200    Harmony Gold Mining Company, Ltd.+                               805,066
            267,000    Illovo Sugar Ltd.                                                477,958
             64,000    Metro Cash and Carry Ltd.                                        212,034
             26,300    Nedcor Ltd.                                                      359,773
            114,000    Polifin Ltd.                                                     190,061
             88,500    Randfontein Estates Gold Mining Company                          457,775
            134,000    Romatex Ltd.                                                      78,478
             14,668    Rustenburg Platinum Holdings                                     200,652
             90,500    Sentrachem Ltd.                                                  161,714
             30,000    Tiger Wheels Ltd.                                                109,009
             33,000    Toyota South Africa Ltd.                                         165,758
             37,000    Trans Natal Coal Corporation Ltd.                                273,635
                                                                               ----------------
                                                                                      6,427,443
                                                                               ----------------
SOUTH KOREA -- 3.6%
              3,733    Asia Paper Manufacturing Company, New                            121,930
              9,000    Asia Paper Manufacturing Company                                 314,201
             10,000    DaiYang Metal Company                                            295,858
              4,050    Il Shin Spinning Company                                         373,367
             20,380    Kookmin Bank, GDS                                                380,495
             15,000    Korea Export Packaging Industrial Company+                       301,775
              2,500    Korea Green Cross Corporation+                                   186,391
                290    Korea Mobile Telecom Corporation                                 156,497
             24,720    Korea Mobile Telecom Corporation, ADR                            318,270
             45,000    Kum Kyung Company Ltd.                                           460,651
             24,200    Kyongnam Bank+                                                   257,751
              7,970    Rocket Electric Company                                          211,276
                393    Samsung Electronics Company Ltd., GDR+                            16,245
             15,000    SsangYong Cement Industrial Company Ltd.                         211,243
             18,000    Tai Lim Packaging and Industrial Company                         383,432
              3,373    Tai Lim Packaging and Industrial Company, New                     65,464
             13,000    Yoosung Enterprise Company+                                      370,769
                                                                               ----------------
                                                                                      4,425,615
                                                                               ----------------
SRI LANKA -- 0.5%
            150,100    Distilleries Company Ltd.+                                        17,860
             65,000    John Keells Holdings Ltd.+                                       224,859
            450,000    Sampath Bank Ltd.+                                               364,886
                                                                               ----------------
                                                                                        607,605
                                                                               ----------------
TAIWAN -- 2.4%
             41,381    Macronix International Company Ltd., ADR                         550,885
            237,000    ROC Taiwan Fund+                                               2,429,250
                                                                               ----------------
                                                                                      2,980,135
                                                                               ----------------
THAILAND -- 0.9%
             59,400    Alucon Manfacturing Company                                      285,955
             40,000    Matichon Company                                                 103,688
             26,000    Serm Suk Public Company Ltd.                                     377,017
             41,000    Thai German Ceramic Industries, Ltd. (F)                          47,946
             69,000    Thai Glass Industries, Ltd. (F)                                  236,688
                                                                               ----------------
                                                                                      1,051,294
                                                                               ----------------
TURKEY -- 7.8%
          8,000,000    Akbank                                                         1,088,059
          4,992,484    Akcansa Cimento                                                  460,349
          1,547,000    Aksa                                                             210,403
          5,485,000    Ardem Pisirici ve Isitici Cihazalar Sanyaii AS                   809,221
          1,631,250    Bati Cimento                                                     123,340
          3,525,000    Beko Elektronik AS                                               333,160
         14,585,950    Bolu Cimento Sanayaii AS                                         410,209
            784,000    Brisa Bridgestone Sabanci                                        350,613
            350,000    Cukurova Elektrik                                                419,548
          3,800,000    Eczacibasi Yapi Gerecleri                                        154,172
          2,666,000    Esem Spor Glyim                                                  174,538
          1,084,000    Goltas Goller Bolgesi Cimento AS                                 202,407
            575,000    Goodyear Lastikleri                                              259,797
            820,000    Otosan Otomibil Sanayii                                          332,688
          7,630,030    Peg Profolio Elektrikli AS                                       703,553
          1,590,000    Petrol Ofisi AS                                                  425,173
         10,600,000    Sabah Yayincilik AS                                              136,837
          3,100,000    Sasa Suni Ve Sentetik Elyaf Sanayii                              208,668
         10,732,500    Tofas Otomobil Ticaret                                           420,591
          3,003,000    Turcas Petroculuk AS                                             249,212
          1,568,000    Tupras Turkiye Petrol Rafinerileri AS+                           390,373
          3,200,000    Turkiye Is Bankasi                                               494,237
          5,000,000    Turk Sise ve Cam Fabrikacari                                     530,198
          6,525,000    Turk Tuborg Bira ve Maut Sanayii                                 255,705
         16,170,000    Yapi Kredi Bankasi, New                                          402,573
                                                                               ----------------
                                                                                      9,545,624
                                                                               ----------------
VENEZUELA -- 1.5%
            110,000    Ceramica Carabobo, ADR, Class A                                  110,000
            107,425    Ceramica Carabobo, Class A                                       117,292
             26,770    Cia Anonima Telefonos de Venezuela, ADR                          752,906
            473,397    Electricidad de Caracas                                          480,102
          1,371,435    Venezolana de Pulp Y Papel, Class A                              427,624
                                                                               ----------------
                                                                                      1,887,924
                                                                               ----------------
ZIMBABWE -- 0.8%
            237,000    Bindura Nickel Corporation                                       173,742
            266,600    Meikles African Ltd.+                                            394,568
            156,000    Trans Zambesi Industries+                                        382,200
                                                                               ----------------
                                                                                        950,510
                                                                               ----------------
TOTAL COMMON STOCKS (COST $108,975,201)                                             107,746,563
                                                                               ----------------
PREFERRED STOCKS -- 6.6%
BRAZIL -- 6.6%
              3,500    Bardella SA                                                      333,428
         11,000,000    Bombril SA                                                       179,963
          1,200,000    Brasmotor SA                                                     333,173
          3,918,720    Caemi Mineracao e Metal SA+                                      192,259
         11,100,000    Companhia Energetica de Minas Gerais                             378,154
            375,000    Embraco                                                          198,489
          1,286,000    Frigobras                                                        569,300
          1,500,000    Iochpe Maxion SA+                                                 84,448
         30,000,000    Osa SA                                                           164,710
             60,000    Oxiteno SA                                                       173,227
         74,745,000    Paranapanema SA+                                                 802,047
          7,191,000    Petroleo Brasileiro                                            1,145,328
         43,000,000    Petroleo Ipiranga                                                624,454
        186,247,000    Refrigeracao Parana SA+                                          421,211
            744,000    Sadia Concordia                                                  572,803
            100,000    Telefonica Borda do Campo+                                        38,976
         12,500,000    Telebras                                                         962,371
             46,400    Vale do Rio Doce                                                 893,081
                                                                               ----------------
TOTAL PREFERRED STOCKS (COST $8,076,980)                                              8,067,422
                                                                               ----------------
WARRANTS -- 0.0%# (COST $0)
INDONESIA -- 0.0%#
            112,000    Surabaya Agung Indonesia, Warrants, Expire 03/13/01+              11,854
                                                                               ----------------
     PRINCIPAL
      AMOUNT
--------
TIME DEPOSIT - 3.7% (COST $4,479,000)
         $4,479,000    Morgan Guaranty (London), 5.000% due 01/02/97                  4,479,000
                                                                               ----------------

TOTAL INVESTMENTS (COST $121,531,181*)                                98.6%         120,304,839
OTHER ASSETS AND LIABILITIES (NET)                                     1.4            1,742,062
------------------------------------------------------------------------------------------------
NET ASSETS                                                           100.0%        $122,046,901
------------------------------------------------------------------------------------------------

 * Aggregate cost for Federal tax purposes was $121,567,396.
 + Non-income producing security.
 ++The valuations of these securities have been determined by procedures established by the Pricing Committee of the Trust's Board of Trustees. The cost of these denoted securities at December 31, 1996 was $570,595 with a value of $1,405,049, representing 1.2% of total net assets.
# Amount represents less than 0.1%.

Abbreviations:
ADR  American Depositary Receipt
ADS  American Depositary Share
(F)  Foreign Shares
GDR  Global Depositary Receipt
GDS  Global Depositary Share
ORD  Ordinary
RDC  Russian Depositary Certificates

See Notes to Financial Statements.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1996, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                          % OF NET    VALUE
INDUSTRY DIVERSIFICATION                                                   ASSETS    (NOTE 1)
------------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                                     13.5%  $ 16,440,870
Energy                                                                       6.4      7,798,961
Telecommunications                                                           5.0      6,104,997
Automobiles                                                                  4.9      5,960,905
Chemicals                                                                    4.6      5,570,607
Utilities - Electrical and Gas                                               4.5      5,542,841
Multi-Industry                                                               4.4      5,441,796
Textiles and Apparel                                                         4.4      5,378,642
Beverages and Tobacco                                                        4.4      5,327,628
Metals                                                                       4.2      5,065,757
Building Materials and Components                                            3.8      4,589,102
Food and Household Products                                                  3.7      4,544,153
Gold Mines                                                                   3.5      4,236,123
Machinery and Engineering                                                    3.5      4,235,822
Miscellaneous Materials and Commodities                                      2.6      3,238,695
Health and Personal Care                                                     2.4      2,890,286
Forest Products and Paper                                                    2.3      2,818,649
Electrical and Electronics                                                   1.5      1,855,484
Appliances and Household Durables                                            1.1      1,381,696
Merchandising                                                                1.0      1,160,621
Transportation                                                               0.9      1,100,458
Pharmaceuticals                                                              0.8        956,166
Industrial Components                                                        0.7        822,756
Broadcasting and Publishing                                                  0.6        781,894
Construction and Housing                                                     0.6        720,345
Real Estate                                                                  0.5        672,225
Leisure and Tourism                                                          0.5        632,617
Electronic Components and Instruments                                        0.5        550,885
Financial Services                                                           0.4        543,325
Insurance                                                                    0.4        453,651
Software                                                                     0.3        430,797
Recreation, Other Consumer Goods                                             0.2        285,775
Wholesale and International Trade                                            0.2        212,034
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         88.3    107,746,563
PREFERRED STOCKS                                                             6.6      8,067,422
WARRANTS                                                                     0.0#        11,854
TIME DEPOSIT                                                                 3.7      4,479,000
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                           98.6%   120,304,839
OTHER ASSETS AND LIABILITIES (NET)                                           1.4      1,742,062
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                 100.0%  $122,046,901
-----------------------------------------------------------------------------------------------
# Amount represents less than 0.1%.

See Notes to Financial Statements.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INTESTMENTS                                      DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                      VALUE
SHARES                                                                               (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
AUSTRALIA -- 4.5%
          39,205    Aerodata Holdings Ltd.                                      $        33,350
          48,000    Burns Philp & Company Ltd.                                           85,478
          99,046    Croesus Mining                                                       64,568
         110,000    Datacraft Ltd.+                                                      82,203
          25,000    Email Ltd.                                                           80,891
          40,711    Futuris Corporation Ltd.                                             55,668
          31,000    Hardie (James) Industries Ltd.                                       97,594
          51,020    Herald Resources Ltd.                                                37,722
          45,000    Just Jeans Holdings Ltd.                                             66,184
         100,000    MacMahon Holdings Ltd.                                               89,040
          28,000    McPherson's Ltd.+                                                    77,910
          37,500    New Cap Reinsurance Corporation Holdings Ltd.+                       84,966
          68,840    Perseverance Corporation Ltd.                                        44,330
          38,000    Portman Mining Ltd.+                                                 71,296
          77,000    Savage Resources Ltd.                                                84,477
          11,080    Siddons Ramset Ltd.                                                  59,018
         141,996    Titan Resources, Inc.+                                               42,897
                                                                                ---------------
                                                                                      1,157,592
                                                                                ---------------
AUSTRIA -- 0.9%
             900    Mayer Melnhof AG                                                     44,063
           2,310    Semperit Holding AG                                                 115,228
             500    VA Technologie AG                                                    78,495
                                                                                ---------------
                                                                                        237,786
                                                                                ---------------
BELGIUM -- 1.9%
           2,000    Deceuninck Plastics Industries SA                                   345,289
             308    Tessenderlo Chemie                                                  132,209
                                                                                ---------------
                                                                                        477,498
                                                                                ---------------
CANADA -- 1.8%
         175,230    Black Hawk Mining, Inc.+                                             83,108
          40,401    Breakwater Resources Inc.+                                           76,940
          31,200    Dylex Ltd.+                                                          83,777
           2,600    Hummingbird Communications
                      Ltd.+                                                              74,936
          10,000    Premdor, Inc.+                                                       94,126
           5,800    United Westburne, Inc.+                                              52,054
                                                                                ---------------
                                                                                        464,941
                                                                                ---------------
DENMARK -- 1.8%
             467    Cheminova Holdings AS, B Shares                                     124,292
             170    Jamo AS+                                                             13,266
           1,080    Jyske Bank AS                                                        81,164
             700    Kansas Erhv Berlae, Class B                                          49,281
             870    Neurosearch AS, New+                                                 38,758
           4,880    Scandinavian Mobility International AS                               80,302
             480    Superfos AS+                                                         60,664
                                                                                ---------------
                                                                                        447,727
                                                                                ---------------
FINLAND -- 1.7%
           3,000    KCI Konecranes International Oy                                      93,632
           5,000    Nokian Tyres                                                        107,660
           1,789    Tietotehdas Oy                                                      148,247
           3,700    Werner Soderstrom Osakeyhtio-Wsoy, Class B                           92,544
                                                                                ---------------
                                                                                        442,083
                                                                                ---------------
FRANCE -- 5.3%
             320    Brioche Pasquier SA                                                  40,940
             200    But SA                                                               11,753
           1,035    Compagnie de Fives-Lille                                             97,717
             700    Deveaux SA                                                           97,110
             500    Equipements et Composants pour Industrie Automobile                  77,264
             600    Europeenne D'Extinteurs SA                                           37,225
             458    Gautier France SA                                                    21,620
           2,128    Groupe Zannier SA                                                    48,054
           1,080    Infogrames Entertainment SA+                                        124,856
           2,302    Ingenico SA                                                          38,588
             300    Le Carbone-Lorraine                                                  56,763
           2,000    Louis Dreyfus Citrus+                                                65,511
             200    Manitou BF SA                                                        21,965
             605    NRJ SA                                                               76,703
             600    Radiall SA                                                           56,763
             650    Rochefortaise Communication SA                                       33,677
             900    Sylea                                                                98,671
           1,200    Synthelabo                                                          129,711
             458    Thermador Holdings                                                   22,591
           1,000    UBI Soft Entertainment SA+                                           68,401
           1,290    Union Financiere de France Banque SA                                139,191
                                                                                ---------------
                                                                                      1,365,074
                                                                                ---------------
GERMANY -- 4.7%
             224    Andreae-Noris Zahn AG                                                82,909
             232    Balcke Duerr AG                                                      39,922
           8,000    Bausch AG                                                           101,299
              50    Bien-Haus AG                                                         13,312
             449    Bijou Brigitte Modische Accessoires AG                               62,977
             680    Brilliant AG                                                        123,195
             350    Cewe Color Holding AG                                                79,545
           1,340    Duerr Beteiligungs AG                                                42,375
           1,600    Effeff Fritz Fuss GmbH & Company                                     67,013
           5,800    Fag Kugelfischer Georg Schaefer AG                                   78,903
           3,350    Gerresheimer Glas AG                                                 72,873
              63    Gerry Weber International AG                                          2,496
             400    Leica Camera AG+                                                     12,532
           1,000    Leifheit AG                                                          38,312
             250    Leonische Drahtwerke AG                                              75,812
           1,008    SGL Carbon AG                                                       126,982
             500    Simona AG                                                            90,909
           1,790    Vossloh AG                                                           63,347
             155    WMF Wuerttembergische Metallwarenfabrik AG                           27,175
                                                                                ---------------
                                                                                      1,201,888
                                                                                ---------------
HONG KONG -- 2.8%
          70,000    ASM Pacific Technology                                               54,302
         330,000    Champion Technology Holdings                                         62,719
         134,000    Chen Hsong Holdings                                                  81,427
          32,800    Dickson Concepts International, Ltd.                                122,982
         186,000    Goodwill Investment Holdings Ltd.                                    81,162
         260,000    Grand Hotel Holdings Ltd., Class A                                  109,251
         166,000    International Bank of Asia                                          110,531
          10,000    Tungtex Holdings Company Ltd.                                         1,099
         190,000    Wo Kee Hong Holdings Ltd.+                                           15,476
         240,000    Yue Yuen Industrial Holdings                                         91,538
                                                                                ---------------
                                                                                        730,487
                                                                                ---------------
IRELAND - 0.4%
          60,500    Heiton Holdings Plc                                                 100,467
                                                                                ---------------
ITALY -- 3.2%
          18,000    Carraro SpA                                                          83,004
          20,000    Esaote Biomedica SpA+                                                63,241
          25,200    Falck Acciaierie & Ferriere Lombarde                                100,850
          15,000    Industrie Zignago, ORD                                               91,996
          19,750    La Giovanni Crespi SpA                                               71,168
           6,000    Marzotto (Gaetano) & Figli SpA                                       38,735
           1,700    Recordati Di Risp                                                    12,431
           1,900    Saes Getters Priv SpA                                                29,414
          20,000    Saipem                                                               91,963
          60,000    Snia BPD SpA                                                         62,055
          21,500    Tecnost SpA                                                          57,787
          11,000    UNICEM SpA+                                                          71,739
          30,000    Vianini Lavori SpA                                                   51,779
                                                                                ---------------
                                                                                        826,162
                                                                                ---------------
JAPAN -- 26.2%
             500    Aichi Bank Ltd.                                                      42,212
              60    Almetax Manufacturing Company                                           486
           7,000    Amatsuji Steel Ball Manufacturing Company, Ltd.                      92,867
           3,000    Aoki Marine Company, Ltd.                                            14,731
           5,300    Asahi Printing & Packaging Company                                   70,770
          15,000    Biofermin Pharmaceuticals                                           139,559
           5,000    Bourbon Corporation                                                  30,195
           3,000    B-R 31 Ice Cream Company                                             27,524
          15,000    Cesar Company                                                        78,179
           7,000    Charle Company                                                       78,394
           7,000    Chiyoda Shoe Company Ltd.                                           108,546
           6,600    Chofu Seisakusuo                                                    123,949
           4,000    Circle K Japan Company Ltd.                                         172,295
           8,800    Daiseki Company, Ltd.                                               209,235
           8,000    Daito Bank Ltd.                                                      34,390
           2,000    Daiwa Rakuda Industry Company Ltd.                                   19,297
          11,000    Denkyosh Company                                                     75,999
           6,000    Denny's Japan                                                       182,977
           9,000    Denyo Company, Ltd.                                                 113,973
           5,000    Enix Corporation                                                    112,853
           6,300    Fast Retailing Company Ltd.                                         161,191
           1,000    Fuji Glass Company Ltd.                                              12,233
             300    Fuji Hensokuki Company, Ltd.                                          1,344
           6,000    Fukuda Denshi Ltd.                                                  133,098
          12,000    Futaba Industrial Company                                           199,518
           6,000    Geomatec Company Ltd.                                               154,549
          20,000    Hibiya Engineering                                                  171,434
           8,000    Higashi Nihon House                                                 102,688
          12,000    Hokkaido Coca-Cola Bottling Company                                 147,829
          12,000    Isamu Paint Company Ltd.                                             72,364
           3,000    Inaba Denkisangyo                                                    57,374
          10,000    Japan Airport Terminal Company                                      122,329
           7,000    Japan Digital Laboratory Company                                    106,737
           3,000    Jastec Company Ltd.                                                  37,603
             300    Kagawa Bank                                                           1,098
           9,000    Key Coffee Inc.                                                     108,546
           4,000    Max Company                                                          66,851
           7,000    Meitec Corporation                                                  133,270
          26,000    Meiwa Industry Company Ltd.                                         121,399
           4,000    Nagawa Company, Ltd.                                                 49,621
          16,000    Nakakita Seisakusho Company                                          50,310
          10,000    NHK Precision Company Ltd.                                           58,580
           6,000    Nichiden Corporation                                                128,188
          10,000    Nihon Dempa Kogyo                                                   161,957
          12,000    Nihon Electric Wire & Cable Company Ltd.                            101,413
           5,000    Nippon Filing Company, Ltd.                                          53,842
          10,000    Nissei Industries Ltd.                                               71,502
           5,000    Nitto Electric Works Ltd.                                            84,425
           7,000    Odawara Engineering Company Ltd.                                     72,967
           2,200    OYO Corporation                                                      95,331
           4,000    Ricoh Elemex Corporation                                             55,824
           7,000    Riken Corundum Company Ltd.                                          22,674
           5,000    Ryoyo Electric Corporation                                           90,455
          11,000    Sanden Corporation                                                   87,939
           8,700    Santen Pharmaceutical Company                                       179,876
           3,000    Seiwa Electric Manufacturing                                         35,665
           4,000    Shibazaki Seisakusho Ltd.                                            17,901
             500    Shimizu Bank Ltd.                                                    31,228
           3,000    Shingakukai Company                                                  21,838
           8,000    Shinkigosei Company, Ltd.                                            62,026
             800    Shohkoh Fund and Company                                            173,673
          14,000    Sodick Company+                                                     115,782
           7,000    Sonton Foods Industry                                                90,455
           5,000    SRL Inc.                                                             75,810
          16,000    Taisei Prefab Construction Company Ltd.                              60,648
          15,000    Takara Standard Company                                             124,699
           3,000    Takeda Machinery Company, Ltd.                                       19,642
           9,000    Technology Eight Company Ltd.                                        43,186
          14,000    Teikoku Hormone Manufacturing Company Ltd.                          156,788
           6,000    Toa Medical Electronics Company Ltd.                                 96,141
          11,000    TOC Company                                                          97,605
           3,150    Tokushima Bank Ltd.                                                  24,966
           2,000    Tokyo Kisen Company Ltd.                                             12,061
          11,000    Tokyo Style Company Ltd.                                            153,515
           2,000    Tomato Bank Ltd.                                                      6,892
          19,000    Tsukiji Uochiba Company Ltd.                                         63,017
          13,000    Tsurumi Soda Company, Ltd.                                           67,195
          14,000    Uehara Sei Shoji                                                     73,449
          11,000    Yokogawa Construction Company                                       114,662
                                                                                ---------------
                                                                                      6,743,634
                                                                                ---------------
MEXICO -- 0.5%
          15,000    Grupo Financiero Banamex, Class B+                                   31,577
          16,500    Grupo Financiero Banamex, Class L+                                   31,265
          25,000    Nacionale de Drogas SA de CV, Class L                                74,414
                                                                                ---------------
                                                                                        137,256
                                                                                ---------------
NETHERLANDS -- 3.4%
           5,650    BE Semiconductor Industries NV+                                      72,574
           1,998    Cap Gemmi NV                                                         58,034
           1,240    Content Beheer                                                       47,353
             548    Eriks Holdings                                                       47,403
           1,560    Gamma Holding NV                                                     75,279
             630    Git Holding+                                                         79,648
           1,045    Hoek's Machine & Zuurstoffab                                         99,161
             490    IHC Caland NV                                                        27,983
           1,000    KloninklijkeVan Ommeren NV                                           45,131
           3,816    Macintosh Confectie NV                                               83,902
           1,535    NKF Holdings NV                                                      53,200
           4,200    Toolex Alpha NV+                                                     43,742
             890    Wegener NV                                                           82,496
           2,236    Welna NV                                                             62,359
                                                                                ---------------
                                                                                        878,265
                                                                                ---------------
NEW ZEALAND -- 0.6%
          22,300    Fisher & Paykel Industries Ltd.                                      87,415
          14,700    Independent News Ltd.                                                73,717
                                                                                ---------------
                                                                                        161,132
                                                                                ---------------
NORWAY -- 1.5%
           6,092    Ark AS                                                               43,024
           3,000    Blom AS                                                              84,513
           2,791    Bolig-Og Naerings Kredit                                             66,580
           5,000    Fesilas Asa                                                          64,738
           1,950    Nera AS                                                              84,466
           1,400    Rieber & Sons AS, Class B                                            40,428
                                                                                ---------------
                                                                                        383,749
                                                                                ---------------
SINGAPORE -- 1.0%
          34,724    First Capital Corporation                                           104,720
           4,942    Robinson & Company                                                   20,131
          53,100    Venture Manufacturing Ltd.                                          132,057
                                                                                ---------------
                                                                                        256,908
                                                                                ---------------
SOUTH AFRICA -- 1.3%
          19,520    Avgold Ltd.+                                                         52,152
          66,000    Deelkral Gold Mining Company Ltd.                                    45,848
          35,000    East Rand Gold & Uranium Company Ltd.                                60,596
           7,031    Evander Gold Mines Ltd.                                              60,115
           9,000    Free State Consolidated Gold Mines                                   65,887
           6,500    Harmony Gold Mining Company, Ltd.                                    53,837
                                                                                ---------------
                                                                                        338,435
                                                                                ---------------
SPAIN -- 5.7%
             780    Azkoyen SA                                                           95,961
           1,031    Banco Pastor                                                         66,040
           4,790    Banco de Valencia SA                                                 93,484
           3,000    Elec Reunidas de Zaragoza SA                                        120,102
          14,200    Grupo Duro Felguera SA+                                             144,853
           5,000    Hullas del Coto Cortes SA                                            96,235
           7,270    Iberica de Autopista SA+                                            155,318
           3,040    Miquel Y Costas SA+                                                 100,171
           5,960    Prosegur, Cia de Seguridad SA                                        55,062
           3,800    Sol Melia SA+                                                       136,038
         104,920    Tubacex SA+                                                         178,515
           3,355    Vidrala SA                                                          231,949
                                                                                ---------------
                                                                                      1,473,728
                                                                                ---------------
SWEDEN -- 5.8%
           2,680    Allgon AB, B Shares Free                                             64,425
           3,210    Array Printers AB, B Shares+                                         30,022
           6,900    Catena AB, A Shares                                                  86,717
           6,000    Dahl International AB+                                              125,823
           2,000    Elekta Instruments AB, B Shares                                      70,876
           3,500    Enator AB+                                                           89,252
           3,600    Esselte AB, B Shares Free                                            79,439
          22,560    Frontec AB, B Shares+                                               389,025
          10,010    Frontline AB Free+                                                   34,523
           6,000    Garphyttan Industrier AB                                             78,037
           1,330    Hoeganaes AB, B Shares                                               46,452
           6,000    Lindab AB, B Shares                                                  74,091
           6,641    Om Gruppen AB                                                       198,950
           6,000    Scandiaconsult AB                                                    41,210
           4,000    Svedala Industri AB Free                                             67,515
                                                                                ---------------
                                                                                      1,476,357
                                                                                ---------------
SWITZERLAND -- 4.7%
             108    Bucherer AG PC                                                       42,724
              24    Daetwyler Holdings Bearer                                            38,873
              70    Disetronic Holding AG+                                              154,656
              50    Gurit Heberlein AG Bearer                                           100,019
              70    Huber Suhner AG Registered                                           70,536
              75    Keramik Holding AG Bearer                                            38,011
              35    Kuoni Reisen Holding, Class B Registered                             84,904
              83    Orell Fuessli Graph Betr, Class R Registered+                        68,147
              79    Orior Holdings SA Bearer                                             42,603
             290    Phoenix Mecano AG Bearer                                            151,521
             180    Saurer AG Arbon Registered+                                          77,925
             168    Siegfried AG Registered                                             156,620
             309    Societe Generale D'Affichage PC                                     132,157
           3,500    Von Roll Holding AG Bearer+                                          59,825
                                                                                ---------------
                                                                                      1,218,521
                                                                                ---------------
UNITED KINGDOM -- 16.6%
          19,000    Admiral Plc                                                         118,762
          32,000    Alexon Group Plc+                                                    95,626
          50,000    Amec Plc                                                             79,203
           9,860    Atlas Converting Equipment Plc                                      112,287
           6,658    Berkeley Group Plc                                                   69,950
           9,703    Bespak Plc                                                           78,928
          22,800    Bradford Property Trust Plc                                         103,274
          25,091    British Vita Plc                                                     91,952
           1,500    BTP Plc                                                               7,873
         120,000    Budgens Plc                                                          91,447
          19,706    Carclo Engineering Group Plc                                         69,687
          25,042    Castings Plc                                                        115,145
          21,160    Chemring Group Plc                                                  103,636
          10,700    Cook (William) Plc                                                   65,507
          60,540    Crest Packaging Plc                                                  86,568
          10,641    Epwin Group Plc                                                      43,005
          26,900    Great Portland Estates Plc                                           96,048
         127,000    Hampson Industries, Inc.                                            137,017
          16,200    Hardys & Hanson Plc                                                  78,234
          96,000    Heath (CE) Plc                                                      141,384
          27,000    ISA International Plc                                               110,970
          33,684    John Maunders Group Plc                                              96,620
          66,317    Keller Group Plc                                                    208,397
          53,428    Kunick Plc                                                           23,331
          41,520    Leigh Interests Plc                                                  78,213
          45,000    Life Sciences International Plc                                      68,586
          38,000    Lloyd Thompson Group Plc                                            121,690
          32,000    London International Group Plc                                       91,242
           6,721    Macro 4 Plc                                                          56,398
           7,247    Mayborn Group Plc                                                    24,821
           6,500    McKechnie Group Plc                                                  61,723
          10,000    Meyer International Plc                                              61,907
           6,161    Micro Focus Group Plc+                                              102,342
           2,800    MJ Gleeson Group Plc                                                 41,237
          13,100    MTL Instruments Group Plc                                            38,137
          16,308    Oxford Instruments Plc                                              117,295
          70,000    Perkins Foods Plc                                                    88,108
          19,103    RCO Holdings Plc                                                     73,606
           5,601    Redrow Group Plc                                                     14,004
         214,695    Regalian Properties Plc                                             121,329
          40,000    Ricardo Group Plc                                                    75,350
          48,989    Shanks & McEwan Group Plc                                           109,481
          63,700    TBI Plc                                                              82,633
          24,800    The Body Shop International, Plc                                     86,002
          31,500    Thorntons Plc                                                       110,585
          14,002    Trinity Holdings Plc                                                 66,900
          25,081    Tunstall Group Plc                                                  115,324
          16,580    Wilson Bowden Plc                                                   134,442
          10,204    Wilson Holdings Plc                                                  28,920
          13,691    Yorklyde Plc                                                         45,133
           7,841    Yorkshire Group Plc                                                  29,272
                                                                                ---------------
                                                                                      4,269,531
                                                                                ---------------
TOTAL COMMON STOCKS (COST $24,565,983)                                               24,789,221
                                                                                ---------------
PREFERRED STOCKS -- 1.5%
BRAZIL -- 0.2%
         156,000    Copene-Petroquimica do Nordeste SA                                   60,052
                                                                                ---------------
FINLAND -- 0.4%
           2,000    Huhtamaki Oy, Class I                                                93,523
                                                                                ---------------
GERMANY -- 0.9%
           2,040    Berentzen Gruppe AG                                                  76,831
           2,000    Biotest AG                                                           70,130
           1,323    Gerry Weber International AG                                         54,123
              91    Hans Einhell AG                                                      11,818
              78    WMF Wuerttembergische Metallwarenfabrik AG                           13,118
                                                                                ---------------
                                                                                        226,020
                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $368,728)                                                  379,595
                                                                                ---------------
WARRANTS -- 0.0%#
HONG KONG -- 0.0%#
          66,000    Champion Technology Holdings, Expire 06/30/98+                        2,475
          62,800    Wo Kee Hong Holdings Ltd., Expire 06/03/98+                             698
                                                                                ---------------
                                                                                          3,173
                                                                                ---------------
SINGAPORE -- 0.0%#
           4,800    Haw Par Brothers International, Inc., Expire 07/18/01+                4,219
                                                                                ---------------
TOTAL WARRANTS (COST $4,053)                                                              7,392
                                                                                ---------------
   PRINCIPAL
     AMOUNT
----------------
TIME DEPOSIT -- 0.6% (COST $146,000)
        $146,000    Morgan Guaranty (London), 5.000% due 01/02/97                       146,000
                                                                                ---------------

TOTAL INVESTMENTS (COST $25,084,764*)                                  98.4%         25,322,208
OTHER ASSETS AND LIABILITIES (NET)                                      1.6             421,019
------------------------------------------------------------------------------------------------------
NET ASSETS                                                            100.0%        $25,743,227
------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal tax purposes was $25,101,293.
+ Non-income producing security.
# Amount represents less than 0.1%.

Abbreviations:
ORD           Ordinary
PC            Participation Certificates

See Notes to Financial Statements.

AT DECEMBER 31, 1996, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS
(UNAUDITED):
                                                                 % OF NET         VALUE
INDUSTRY DIVERSIFICATION                                          ASSETS        (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS:
Multi-Industry                                                        16.9%  $     4,341,785
Machinery and Engineering                                              7.5         1,921,256
Building Materials and Components                                      6.1         1,559,595
Chemicals                                                              4.7         1,209,927
Business and Public Services                                           4.6         1,195,446
Electrical and Electronics                                             4.2         1,071,120
Health and Personal Care                                               3.7           952,585
Wholesale and International Trade                                      3.6           918,524
Data Processing and Reproduction                                       3.2           813,686
Food and Household Products                                            3.1           807,978
Electronics Components and Instruments                                 3.1           805,659
Metals                                                                 3.0           768,213
Industrial Components                                                  2.9           756,174
Construction and Housing                                               2.9           750,317
Real Estate                                                            2.7           710,285
Financial Services                                                     2.4           613,856
Broadcasting and Publishing                                            2.4           606,068
Merchandising                                                          2.3           600,195
Textiles and Apparel                                                   2.1           541,823
Gold Mines                                                             1.8           465,626
Appliances and Household Durables                                      1.6           420,397
Miscellaneous Materials and Commodities                                1.4           363,715
Banking                                                                1.4           348,622
Insurance                                                              1.4           348,040
Utilities - Electrical and Gas                                         1.1           272,216
Automobiles                                                            1.0           266,334
Beverages and Tobacco                                                  0.9           226,063
Recreation, Other Consumer Goods                                       0.8           216,393
Forest Products and Paper                                              0.8           206,140
Telecommunications                                                     0.7           176,388
Leisure and Tourism                                                    0.6           149,890
Energy                                                                 0.5           136,665
Transportation                                                         0.5           135,953
Aerospace and Military Technology                                      0.4           112,287
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                   96.3        24,789,221
PREFERRED STOCKS                                                       1.5           379,595
WARRANTS                                                               0.0#            7,392
TIME DEPOSIT                                                           0.6           146,000
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     98.4%       25,322,208
OTHER ASSETS AND LIABILITIES (NET)                                     1.6           421,019
----------------------------------------------------------------------------------------------
NET ASSETS                                                           100.0%      $25,743,227
----------------------------------------------------------------------------------------------

# Amount represents less than 0.1%.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                       DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                          PICTET               PICTET
                                      GLOBAL EMERGING   INTERNATIONAL SMALL
                                       MARKETS FUND        COMPANIES FUND
------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $121,531,181 and $25,084,764,
    respectively) (Note 1) See
    accompanying schedules               $120,304,839           $25,322,208
  Cash                                        102,608                    53
  Foreign currency (Cost $1,281,112
    and $349,294, respectively)             1,262,058               337,665
  Receivable from investment
    securities sold                         1,691,975                86,585
  Receivable from investment
    adviser (Note 2)                            --                   56,678
  Dividends receivable                        204,303                40,135
  Interest receivable                             616                    20
  Unamortized organization costs
    (Note 1)                                   33,635                   982
  Prepaid expenses                              3,256                 7,355
------------------------------------------------------------------------------
  TOTAL ASSETS                            123,603,290            25,851,681
------------------------------------------------------------------------------

LIABILITIES:
  Payable for investment securities
    purchased                                 800,752                45,282
  Investment advisory fee payable
    (Note 2)                                  518,877                 --
  Payable for Fund shares redeemed             96,184                 --
  Custodian fees payable (Note 2)              40,216                 8,165
  Administration fee payable (Note 2)          19,267                 7,400
  Transfer agent fees payable (Note 2)          2,519                 1,000
  Other accrued expenses and payables          78,574                46,607
------------------------------------------------------------------------------
  TOTAL LIABILITIES                         1,556,389               108,454
------------------------------------------------------------------------------
NET ASSETS                               $122,046,901           $25,743,227
------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Undistributed net investment
    income/(accumulated
    distributions in excess of net
    investment income) (Note 1)          $     32,907          $    (16,660)
  Accumulated net realized loss on
    investments sold (Note 1)                (163,973)               (5,659)
  Net unrealized appreciation/
  (depreciation) of investments            (1,250,046)              225,815
  Par value                                   120,510                25,375
  Paid-in capital in excess of par
    value (Notes 1 and 4)                 123,307,503            25,514,356
------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $122,046,901           $25,743,227
------------------------------------------------------------------------------
  SHARES OF BENEFICIAL INTEREST
    OUTSTANDING (NOTE 4)                   12,050,960             2,537,510
------------------------------------------------------------------------------
NET ASSET VALUE:
  Net asset value, offering and
   redemption price per share (Note 4)         $10.13                $10.15
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996
                                          PICTET              PICTET
                                     GLOBAL EMERGING   INTERNATIONAL SMALL
                                       MARKETS FUND      COMPANIES FUND*
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign                $2,044,131            $  443,626
    withholding taxes of $88,713
    and $65,963, respectively)
  Interest                                    406,633                46,492
------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                   2,450,764               490,118
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)          1,185,585               218,700
  Custodian fees (Note 2)                     442,801               122,142
  Administration fee (Note 2)                 230,789                84,039
  Professional fees                            43,866                26,649
  Transfer agent fees (Note 2)                 24,628                10,759
  Trustees' fees and expenses (Note 2)         21,418                 5,122
  Amortization of offering costs               30,857                  --
  Amortization of organization                  8,970                   196
    costs (Note 1)
  Other                                       102,028                70,050
------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVERS
    AND/OR REIMBURSEMENTS                   2,090,942               537,657
------------------------------------------------------------------------------
  Fees waived and/or expenses
    reimbursed by investment
    adviser (Note 2)                         (478,599)             (275,378)
------------------------------------------------------------------------------
  NET EXPENSES                              1,612,343               262,279
------------------------------------------------------------------------------
NET INVESTMENT INCOME                         838,421               227,839
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
    Net realized gain/(loss) on:
      Securities transactions               1,131,232                43,883
      Forward foreign currency               (353,760)               11,773
        contracts
      Foreign currency transactions           213,098                35,163
------------------------------------------------------------------------------
  Net realized gain on investments
    during the year                           990,570                90,819
------------------------------------------------------------------------------
  Change in unrealized
    appreciation/(depreciation) of:
    Securities                               (758,195)              237,444
    Foreign currency transactions
      and other assets, net                   (23,579)              (11,629)
------------------------------------------------------------------------------
  Net unrealized appreciation/
    (depreciation) of investments
    during the year                          (781,774)              225,815
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                         208,796               316,634
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $1,047,217            $  544,473
------------------------------------------------------------------------------
*Pictet International Small Companies Fund commenced operations on February 7,
 1996.

                       See Notes to Financial Statements.

PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              YEAR ENDED       PERIOD ENDED
INCREASE/(DECREASE) IN NET ASSETS         DECEMBER 31, 1996  DECEMBER 31, 1995*
------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                          $   838,421     $    15,778
Net realized gain/(loss) on investments
  during the period                                990,570         (24,365)
Change in unrealized depreciation of
  investments during the period                   (781,774)       (468,272)
------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                      1,047,217        (476,859)
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from net
    investment income                             (838,421)        (15,778)
  Distributions to shareholders in excess
    of net investment income                        (4,335)         (5,483)
  Distributions to shareholders from net
    realized gains on investments                 (990,570)           --
  Distributions to shareholders in excess
    of net realized gains on investments          (129,364)           --
Net increase in net assets from Fund share
  transactions (Note 4)                        113,339,297      10,021,197
------------------------------------------------------------------------------
Net increase in net assets                     112,423,824       9,523,077

NET ASSETS:
Beginning of period                              9,623,077         100,000**
------------------------------------------------------------------------------
End of period (including undistributed net
  investment income/(accumulated
  distributions in excess of net investment
  income) of $32,907 and ($2,020),
  respectively)                               $122,046,901     $ 9,623,077
------------------------------------------------------------------------------
 *Pictet Global Emerging Markets Fund commenced operations on October 4, 1995. **Original capital September 26, 1995.

                       See Notes to Financial Statements.

PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
INCREASE IN NET ASSETS                                        DECEMBER 31, 1996*
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   227,839
Net realized gain on investments during the period                    90,819
Change in unrealized appreciation of investments
 during the period                                                   225,815
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 544,473

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from net investment income          (227,839)
  Distributions in excess of net investment income                   (63,792)
  Distributions from net realized gains on investments               (49,542)
  Distributions from tax return of capital                            (6,172)
Net increase in net assets from Fund share transactions (Note 4)  25,545,999
--------------------------------------------------------------------------------
Net increase in net assets                                        25,743,127

NET ASSETS:
Beginning of period (original capital January 29, 1996)                  100
--------------------------------------------------------------------------------
End of period (including accumulated distributions in excess
  of net investment income of $16,660)                           $25,743,227
--------------------------------------------------------------------------------
*Pictet International Small Companies Fund commenced operations on
 February 7, 1996.

                       See Notes to Financial Statements.

PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                             YEAR ENDED           PERIOD ENDED
                                             12/31/96(b)          12/31/95*(b)
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Net asset value, beginning of year (Note 4)     $ 9.51               $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.07                 0.02
  Net realized and unrealized gain/(loss) on
    investments                                   0.71                (0.49)
--------------------------------------------------------------------------------
Total from investment operations                  0.78                (0.47)
--------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income       (0.07)               (0.02)
  Distributions in excess of net investment
    income                                       (0.00)#              (0.00)#
  Distributions from net realized gains
    on investments                               (0.08)                 --
  Distributions in excess of net realized
    gains on investments                         (0.01)                 --
--------------------------------------------------------------------------------
Total distributions                              (0.16)               (0.02)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $10.13               $ 9.51
--------------------------------------------------------------------------------
Total return++                                    8.32%               (4.72)%
--------------------------------------------------------------------------------
Ratios to average daily net assets/supplemental data:
  Net assets, end of year (in 000's)          $122,143               $9,523
  Ratio of operating expenses                     1.70%                1.95%+
  Ratio of operating expenses without
    waivers and/or reimbursements                 2.20%                8.39%+
  Ratio of net investment income                  0.88%                0.68%+
  Ratio of income/(loss) without
    waivers and/or reimbursements                 0.38%               (5.77)%+
  Net investment income/(loss) without
    waivers and/or reimbursements               $ 0.03              $ (0.13)
  Portfolio turnover rate                           48%                   5%
  Average commission rate (per share of
    security)(a)                               $0.0009              $0.0010
----------

  *Pictet Global Emerging Markets Fund commenced operations on October 4, 1995. +Annualized.
 ++Total return represents aggregate total return for the period.
  #Amount represents less than $0.00 per share.
(a)Average commission rate paid per share of securities purchased and sold by the Fund.
(b)Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding (Note 4).

                       See Notes to Financial Statements.

PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                  PERIOD ENDED
                                                                  12/31/96*(b)
--------------------------------------------------------------------------------
Net asset value, Beginning of period (Note 4)                        $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.09
  Net realized and unrealized gain on investments                      0.20
--------------------------------------------------------------------------------
Total from investment operations                                       0.29
--------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                            (0.09)
  Distributions in excess of net investment income                    (0.03)
  Distributions from net realized gains on investments                (0.02)
  Distributions from tax return of capital                            (0.00)#
--------------------------------------------------------------------------------
Total distributions                                                   (0.14)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.15
--------------------------------------------------------------------------------
Total return++                                                         2.85%
--------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                              $25,743
  Ratio of operating expenses                                          1.20%+
  Ratio of operating expenses without waivers and reimbursements       2.46%+
  Ratio of net investment income                                       1.04%+
  Ratio of net investment loss without waivers and reimbursements     (0.22)%+
  Net investment loss per share without waivers and reimbursements  $ (0.02)
  Portfolio turnover rate                                                53%
  Average commission rate (per share of security)(a)                $0.0152
----------
   *Pictet International Small Companies Fund commenced operations on
    February 7, 1996.
   +Annualized.
  ++Total return represents aggregate total return for the period.
   #Amount represents less than $0.00 per share.
 (a)Average commission rate paid per share of securities purchased and sold by the Fund.
 (b)Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding (Note 4).

                       See Notes to Financial Statements.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
    Panorama Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of two series, Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund (individually a "Fund", collectively the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

    Securities Valuations: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the asked and bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide security valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

    Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

    Forward Foreign Currency Contracts: Each Fund may enter into forward foreign currency contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Each Fund may enter into spot foreign currency contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

    Foreign Currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

    Dividends and Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid annually. Each Fund's net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions are automatically reinvested in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

    Permanent differences incurred during the year ended December 31, 1996, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital as follows:

                                                    INCREASE        DECREASE
                                     DECREASE     UNDISTRIBUTED   ACCUMULATED
                                     PAID-IN     NET INVESTMENT   NET REALIZED
                                     CAPITAL         INCOME       GAIN/(LOSS)
                                     -------     --------------   -----------
Pictet Global Emerging Markets
  Fund                              $(31,032)        $39,262       $ (8,230)
Pictet International Small
  Companies Fund                        (196)         47,132        (46,936)

    Paid-in capital was reduced by $6,172 for the Pictet International Small Companies Fund due to a tax return of capital.

    Income Taxes: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

    Organization Costs: Expenses incurred in connection with the organization of each Fund are being amortized on the straight-line method over a period of five years from the commencement of operations. In the event that any of the shares issued by the Funds are redeemed by any holders thereof during such amortization period, the redemption proceeds will be reduced by any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

    Expenses: General expenses of the Trust are allocated between the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS The Trust, on behalf of the Funds, has entered into Investment Advisory
Agreements (the "Advisory Agreements") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada) & Company ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and seven limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreements, Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25% and 1.00%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the ordinary operating expenses of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund do not exceed 1.70% and 1.20%, respectively, of each Fund's average daily net assets.

    For the year ended December 31, 1996, Pictet International waived fees and reimbursed expenses as follows:

                                                                  EXPENSES
                                               FEES WAIVED        REIMBURSED
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund              $478,599             --
Pictet International Small Companies Fund         218,700          $56,678

    First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Trust's administrator, accounting agent and transfer agent. FDISG, as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund. For administrative services, FDISG is entitled to receive $220,000 per annum from the Trust. In addition, for its services as transfer agent, FDISG is paid separate compensation.

    No officer, director or employee of Pictet International, FDISG, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

    Brown Brothers Harriman & Co. serves as the Funds' custodian. 440 Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as the Funds' principal underwriter and distributor.

3. PURCHASES AND SALES OF SECURITIES
    Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. government securities, for the year ended December 31, 1996 were as follows:
                                                PURCHASES             SALES
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund           $146,764,743         $40,476,392
Pictet International Small Companies Fund       36,116,390          11,215,868

    At December 31, 1996, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                               TAX BASIS           TAX BASIS
                                               UNREALIZED          UNREALIZED
                                              APPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund           $14,753,535           $16,016,092
Pictet International Small Companies Fund       2,774,897             2,553,982

4. SHARES OF BENEFICIAL INTEREST
    Each Fund has one class of shares of beneficial interest, par value $0.001 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                          PERIOD ENDED
                                                                    DECEMBER 31, 1996                   DECEMBER 31, 1995*
                                                               SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                                           11,215,170        $115,282,514        1,000,000         $10,000,000
Issued as reinvestment of dividends                               194,200           1,962,690            2,230              21,197
Redeemed                                                         (370,640)         (3,905,907)            --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                   11,038,730        $113,339,297        1,002,230         $10,021,197
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      PERIOD ENDED
                                                                   DECEMBER 31, 1996**
                                                               SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                                            2,502,950         $25,198,654
Issued as reinvestment of dividends                                34,550             347,345
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    2,537,500         $25,545,999
-----------------------------------------------------------------------------------------------------------------------------------

    On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997. All per share and shares of beneficial interest outstanding amounts in the financial statements and financial highlights of the Funds have been restated to reflect the stock dividend.

    At December 31, 1996, Pictet Global Emerging Markets Fund had 3 institutional shareholders owning 35.9%, 19.3% and 12.7%, respectively, of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1996, Pictet International Small Companies Fund had 2 institutional shareholders owning 59.9% and 40.1%, respectively, of outstanding shares of beneficial interest of the Fund.

 *Pictet Global Emerging Markets Fund commenced operations on October 4, 1995. **Pictet International Small Companies Fund commenced operations on February
  7, 1996.

5. FOREIGN SECURITIES
    Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities and Pictet International Small Companies Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. POST OCTOBER LOSS
    Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended December 31, 1996, the Funds have elected to defer capital losses and currency losses occurring between November 1, 1996 and December 31, 1996 as follows:

                                           CAPITAL LOSSES     CURRENCY LOSSES
                                          -----------------  -----------------
Pictet Global Emerging Markets Fund           $154,958              --
Pictet International Small Companies
  Fund                                           5,659             $131

    Such losses will be treated as arising on the first day of the year ending December 31, 1997.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Panorama Trust:

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of each of the series of Panorama Trust (in this report comprised of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund) as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

--------------------------------------------------------------------------------
 TAX INFORMATION  (UNAUDITED)
--------------------------------------------------------------------------------

Year Ended December 31, 1996

The amount of long-term capital gain paid for the year ended December 31, 1996, was as follows:

Pictet Global Emerging Markets Fund ........................           $20,801

See Notes to Financial Statements.